SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of the
                           Securities Exchange Act of 1934

          Filed by the Registrant [XX]

          Filed by a Party other than the Registrant [ ]

          Check the appropriate box:

          [ ]  Preliminary Proxy Statement

          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

          [XX] Definitive Proxy Statement

          [ ]  Definitive Additional Materials

          [ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.

                   (Name of Registrant as Specified In Its Charter)
                                    Not Applicable

               (Name of Person(s) Filing Proxy Statement if other than the Registrant)

          Payment of Filing Fee (Check the appropriate box):

          [XX] No fee required.


          [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

               1. Title of each class of securities to which transaction applies:

               2. Aggregate number of securities to which transaction applies:

               3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               4.   Proposed maximum aggregate value of transaction:

               5.   Total fee paid:

          [ ]  Fee paid previously with preliminary materials.

          [ ]  Check box if  any part of the  fee is offset as  provided by
               Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1.   Amount Previously Paid:

               2.   Form, Schedule or Registration Statement No.:

               3.   Filing Party:

               4.   Date Filed:

          [LOGO]
          114 West 11th Street
          Kansas City, Missouri 64105-1804





                        KANSAS CITY SOUTHERN INDUSTRIES, INC.


                              NOTICE AND PROXY STATEMENT


                                         for


                          The Annual Meeting of Stockholders


                                      to be held


                               Thursday, April 30, 1998




                               YOUR VOTE IS IMPORTANT!

           Please mark, date and sign the enclosed proxy card and promptly return it to the Company in the enclosed envelope.




          Mailing of this Notice and Proxy Statement, the accompanying enclosed Proxy, and the accompanying Notice and the 1997 Annual Report, commenced on or about March 27, 1998.

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 114 West 11th Street
                           Kansas City, Missouri 64105-1804

                                    March 27, 1998




          TO OUR STOCKHOLDERS:



               You are cordially invited to attend the Annual Meeting of Stockholders of Kansas City Southern Industries, Inc., at the Gem Theater, 1601 East 18th Street, Kansas City, Missouri, at 10:00 a.m., on Thursday, April 30, 1998. The purposes of this meeting are set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

               We urge you to read these proxy materials and the Annual Report, and to participate in the Annual Meeting either in person or by proxy. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED.


                                        Sincerely,



                                        /s/ Landon H. Rowland
                                        Chairman of the Board, President
                                        and Chief Executive Officer

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 114 West 11th Street
                           Kansas City, Missouri 64105-1804

                                   ---------------

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   ----------------


               The Annual Meeting of the Stockholders of Kansas City Southern Industries, Inc., a Delaware corporation ("KCSI"), will be held at the Gem Theater, 1601 East 18th Street, Kansas City, Missouri, at 10:00 a.m. on Thursday, April 30, 1998, to consider and vote upon:

               (1)  Election of Four Directors;

               (2)  Approval of  the Berger  Associates, Inc. Stock  Option
                    Plan;

               (3) Approval of a Performance-Based Incentive Compensation Plan for the Chief Executive Officer of Janus Capital Corporation;

               (4) Ratification of the Board of Directors' Selection of Price Waterhouse LLP as KCSI's independent accountants for 1998; and

               (5) Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

               Only stockholders of record at the close of business on March 9, 1998, are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                   By Order of the Board of Directors,



                                   Richard P. Bruening
                                   Vice President, General Counsel
                                   and Corporate Secretary

          The date of this Notice is March 27, 1998.

               PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, REGARDLESS OF THE NUMBER OF SHARES YOU MAY OWN AND WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON IF REVOKED IN ACCORDANCE WITH THE PROCEDURES DESCRIBED IN THIS NOTICE AND PROXY STATEMENT. PLEASE ALSO INDICATE ON YOUR PROXY CARD WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING.

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 114 West 11th Street
                          Kansas City, Missouri  64105-1804

                                   PROXY STATEMENT

                                  TABLE OF CONTENTS
                                  -----------------


               GENERAL INFORMATION  . . . . . . . . . . . . . . . . . . . .

               VOTING . . . . . . . . . . . . . . . . . . . . . . . . . . .

               PRINCIPAL STOCKHOLDERS AND STOCK OWNED BENEFICIALLY
               BY DIRECTORS AND CERTAIN EXECUTIVE OFFICERS  . . . . . . . .

               PROPOSAL 1 - ELECTION OF FOUR DIRECTORS  . . . . . . . . . .

               THE BOARD OF DIRECTORS . . . . . . . . . . . . . . . . . . .

               PROPOSAL 2 - APPROVAL OF THE BERGER ASSOCIATES, INC.
               STOCK OPTION PLAN  . . . . . . . . . . . . . . . . . . . . .

               PROPOSAL 3 - APPROVAL OF A PERFORMANCE-BASED INCENTIVE COMPENSATION PLAN FOR THE CHIEF EXECUTIVE OFFICER OF
               JANUS CAPITAL CORPORATION  . . . . . . . . . . . . . . . . .

               PROPOSAL  4 - RATIFICATION  OF THE BOARD  OF DIRECTORS'
               SELECTION OF INDEPENDENT ACCOUNTANTS . . . . . . . . . . . .

               MANAGEMENT COMPENSATION  . . . . . . . . . . . . . . . . . .

               STOCKHOLDER PROPOSALS  . . . . . . . . . . . . . . . . . . .

               SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING
               COMPLIANCE   . . . . . . . . . . . . . . . . . . . . . . . .

               OTHER MATTERS  . . . . . . . . . . . . . . . . . . . . . . .

               APPENDIX I . . . . . . . . . . . . . . . . . . . . . . . . .

               APPENDIX II  . . . . . . . . . . . . . . . . . . . . . . . .

               APPENDIX III . . . . . . . . . . . . . . . . . . . . . . . .

                                 GENERAL INFORMATION

               Kansas   City   Southern   Industries,   Inc.,  a   Delaware
          corporation ("KCSI"), is mailing this Proxy Statement on or about March 27, 1998 to its stockholders of record on March 9, 1998 in connection with KCSI's Board of Directors' solicitation of proxies for use at the 1998 Annual Meeting of Stockholders and any adjournment thereof (the "Annual Meeting"). The Annual Meeting will be held at the Gem Theater, 1601 East 18th Street, Kansas City, Missouri, on Thursday, April 30, 1998 at 10:00 a.m. The Notice of Annual Meeting of Stockholders, KCSI's 1997 Annual Report to Stockholders (the "Annual Report"), and the proxy card accompany this Proxy Statement.

               Only KCSI  stockholders or their proxies and  guests of KCSI may attend the Annual Meeting. Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate in the Annual Meeting may request reasonable assistance or accommodation from KCSI by contacting the Corporate Secretary's office at 114 West 11th Street, Kansas City, Missouri 64105,
          (816) 983-1237. To provide KCSI sufficient time to arrange for reasonable assistance please submit all requests by April 24, 1998.

               KCSI will pay for the Annual Meeting, including the cost of mailing the proxy materials and any supplemental materials. Directors, officers and employees of KCSI may, either in person, by telephone or otherwise, also solicit proxy cards. They have not been specifically engaged or compensated for that purpose, however. Morrow & Co., Inc. has been retained to assist in the solicitation of proxies at a cost not expected to exceed $7,500 plus expenses. In addition, KCSI may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding this Proxy Statement, the Annual Report and other soliciting materials to such beneficial owners.

               Brokers, dealers, banks, voting trustees, other custodians and their nominees are asked to forward this Notice and Proxy Statement, the proxy card and the Annual Report to the beneficial owners of KCSI's stock held of record by them, and, upon request, KCSI will reimburse them for their reasonable expenses in completing the mailing of such materials to such beneficial owners.

                                        VOTING

                At the Annual Meeting, stockholders will consider and vote upon: (1) the election of four directors; (2) approval of the Berger Associates, Inc., Stock Option Plan; (3) approval of a performance-based incentive compensation plan for the Chief Executive Officer of Janus Capital Corporation; (4) ratification of the Board of Directors' selection of Price Waterhouse LLP as KCSI's independent accountants for 1998; and (5) such other matters as may properly come before the Annual Meeting or any adjournment thereof. Stockholders do not have dissenters' rights of appraisal in connection with any of these matters. Each of these matters has been proposed by the Board of Directors, and none of them is related to or contingent on the other. None of KCSI's directors, KCSI's executive officers and their associates has any direct or indirect material interest in proposals 2, 3, and 4, other than Mr. Bailey who has a direct interest in proposal 3.

               Only the holders of KCSI's preferred stock, par value $25.00 per share (the "Preferred Stock"), and common stock, par value $0.01 per share (the "Common Stock"), of record at the close of business on March 9, 1998 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, KCSI had outstanding 242,170 shares of Preferred Stock (which does not include 407,566 shares held in treasury) and 108,828,011 shares of Common Stock (which does not include 36,378,565 shares held in treasury) for a total of 109,070,181 shares eligible to be voted at the Annual Meeting.

               The Common Stock and Preferred Stock (collectively, the "Voting Stock") constitute KCSI's only voting securities and will vote together as a single class on all matters to be considered at the Annual Meeting. Each holder of Voting Stock is entitled to cast one vote for each share of Voting Stock held on the Record Date on all matters other than the election of directors. Stockholders may vote cumulatively for the election of directors. In other words, each stockholder has votes equal to the number of shares of Voting Stock held by such stockholder on the Record Date multiplied by the number of directors to be elected, and the stockholder may cast all such votes for a single nominee or distribute the votes among the nominees as the stockholder chooses. This Proxy Statement solicits discretionary authority to vote cumulatively, and the accompanying form of proxy grants such authority.

               In order for a proposal that is to be considered at the Annual Meeting to be approved (other than the election of directors), stockholders owning at least a majority of the shares of Voting Stock entitled to vote must be present (referred to as a quorum) and a majority of such quorum must be affirmatively voted for approval of that proposal. The shares of a stockholder entitled to vote at the Annual Meeting who is present, either in person or through a proxy, are counted for purposes of determining whether there is a quorum, regardless of whether the stockholder votes such shares. The directors are elected by an affirmative vote of the plurality of shares of Voting Stock present at the Annual Meeting that are entitled to vote.

               Voting ceases when the chairman of the Annual Meeting closes the polls. The votes are counted and certified by three inspectors appointed by the Board of Directors of KCSI in advance of the Annual Meeting. In determining whether a majority of shares have been affirmatively voted for a particular proposal, the affirmative votes are measured against the votes for and against the proposal plus the abstentions from voting on the proposal. A stockholder may abstain from voting on any proposal other than the election of directors, and shares for which the holders abstain from voting are not considered to be votes affirmatively cast. Abstaining will, therefore, have the effect of a vote against a proposal. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect.

               The Voting Stock is traded on the New York Stock Exchange, Inc. (the "NYSE"). Under the rules of the NYSE member stockbrokers who hold shares of Voting Stock in the broker's name for customers are required to solicit directions from their beneficial owners on how to vote such shares. Such brokers may also vote shares on certain proposals when they have not received such directions. The Staff of the NYSE, prior to the Annual Meeting, informs the brokers of those proposals upon which the brokers are entitled to vote the undirected shares. Under the policies of the NYSE, if KCSI's subsidiaries that are brokers do not receive directions, they are entitled to vote only in the same proportion as the shares represented by votes from all other record holders.

               When a stockbroker does not vote, it is referred to as a "broker non-vote" (customer directed abstentions are not broker non-votes). Broker non-votes generally do not affect the determination of whether a quorum is present at the Annual Meeting because in most cases some of the shares held in the broker's name have been voted on at least some proposals, and, therefore, all of such shares are considered present at the Annual Meeting. Under applicable law, a broker non-vote will have the same effect as a vote against any proposal other than the election of directors and will have no effect on the outcome of the election of directors.

               Stockholders who return a properly executed proxy are appointing the Proxy Committee to vote their shares of Voting Stock covered by the Proxy. That Committee consists of the two directors of KCSI whose names are listed on the related proxy card. A stockholder wishing to name as his or her proxy someone other than the Proxy Committee designated on the proxy card may do so by crossing out the names of the designated proxies and inserting the name of another person. In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person so named and for that person to be present and vote at the Annual Meeting. Proxy cards so marked should NOT be mailed directly to KCSI.

               The Proxy Committee will vote the shares of Voting Stock covered by a proxy in accordance with the instructions given by the stockholders executing such proxies. If a properly executed and unrevoked proxy solicited hereunder does not specify how the shares represented thereby are to be voted, the Proxy Committee intends to vote such shares FOR the election as directors the persons nominated by management, FOR approval of the Berger Associates, Inc., Stock Option Plan, FOR approval of a
          Performance-Based Incentive Compensation Plan for the Chief Executive Officer of Janus Capital Corporation, FOR ratification of the Board of Directors' selection of Price Waterhouse LLP as KCSI's independent accountants for 1998; and in accordance with their discretion upon such other matters as may properly come before the Annual Meeting. However, the Proxy Committee reserves the right to vote such proxies cumulatively and for the election of less than all of the nominees for director, but does not intend to do so unless other persons are nominated and such a vote appears necessary to assure the election of the maximum number of management nominees.

               A stockholder who holds his or her stock in his or her name may revoke a properly executed proxy with a later-dated, properly executed proxy or other written revocation delivered to the Corporate Secretary of KCSI at any time before the polls for the Annual Meeting are closed. A stockholder who holds his or her stock in a brokerage account will have to contact the broker and comply with the broker's procedures if he or she wants to revoke or change the instructions that the stockholder returned to the broker. Attendance at the Annual Meeting will not have the effect of revoking a properly executed proxy unless the stockholder delivers a written revocation to the Corporate Secretary before the proxy is voted.

          DIVIDEND REINVESTMENT PLAN PARTICPANTS

               If a stockholder participates in KCSI's Dividend Reinvestment Plan (the "DRIP"), the proxy card will represent both the number of shares (including fractional shares) held on behalf of the stockholder in the DRIP on the record date and shares registered in the stockholder's name, if any.

          EMPLOYEE STOCK OWNERSHIP PLAN PARTICIPANTS

               Participants in  KCSI's  and DST  Systems,  Inc.'s  employee stock ownership plan are each provided a separate voting instruction card (accompanying this Proxy Statement) to instruct the trustee of these ESOP's how to vote the shares of Common Stock held on behalf of such participant. The trustee is required under the trust agreements to vote the shares in accordance with the instructions indicated on the voting instruction card. If the voting instruction card is not returned, the trustee must vote such shares, as well as any unallocated shares, in the same proportions as the shares for which voting instruction cards were received from the plan participants. The voting instruction card should be returned to the trustee in the envelope provided AND SHOULD NOT BE RETURNED TO KCSI OR DST SYSTEMS, INC. The mailing address of the trustee is UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, Attention: Kansas City Southern Industries Employee Stock Ownership Plan (for KCSI participants) or Attention: DST Systems, Inc. Employee Stock Ownership Plan. ESOP participants who wish to revoke their voting instruction card will need to contact the trustee and follow its procedures.

               Confidentiality of Voting of ESOP Participants. Under the terms of the ESOP trust agreements, the trustee is required to establish procedures to ensure that the instructions received from participants are held in confidence and not divulged, released or otherwise utilized in a manner that might influence the participants' free exercise of their voting rights.

                 PRINCIPAL STOCKHOLDERS AND STOCK OWNED BENEFICIALLY
                     BY DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

               The following table sets forth information as of the Record Date concerning the beneficial ownership of KCSI's Common Stock by: (i) beneficial owners of more than five percent of any class of such stock that have publicly disclosed such ownership; (ii) the members of the Board of Directors and certain executive officers; and (iii) all KCSI officers and directors as a group. KCSI is not aware of any beneficial owner of more than five percent of the Preferred Stock. No officer or director of KCSI owns any equity securities of any subsidiary of KCSI except Thomas H. Bailey, who owns 1,200,000 shares (or approximately 12 percent) of the outstanding common stock of Janus Capital Corporation. Beneficial ownership is generally either the sole or shared power to vote or dispose of the shares. KCSI is not aware of any arrangement the operation of which would at a subsequent date result in a change of control of KCSI.

                                                                Percent
                                          Common                of
          Name and Address                Stock <F1>            Class <F1>
          ----------------                ---------             ---------

          UMB Bank, N.A., as trustee      7,561,037 <F2>         6.9%
          of certain fiduciary
          accounts <F2>

          Southeastern Asset
          Management, Inc. <F3>          14,369,500 <F3>        13.2%

          Amvescap, Inc. and
          certain affiliates <F4>         6,024,575 <F4>         5.5%

          A. Edward Allinson                 80,456 <F1><F5>       *
            Director

          Thomas H. Bailey                   28,733 <F5>           *
          Chairman of the Board,
          President and Chief
          Executive Officer of
          Janus Capital Corporation

          Paul F. Balser                     60,000 <F1>           *
          Director

          James E. Barnes                    87,000 <F1><F6>       *
          Director

          Danny R. Carpenter                286,490 <F1><F5>       *
          Vice President - Finance

          Michael G. Fitt                    81,600 <F1><F6>       *
          Director

          Michael R. Haverty                947,012 <F1><F5><F6>   *
          Director, Executive
          Vice President

          James R. Jones                          0 <F7>           *
          Director

          Joseph D. Monello                 562,272 <F1><F5>       *
          Vice President and
          Chief Financial Officer

          Landon H. Rowland               3,545,306 <F1><F5>     3.2%
          Chairman of the Board,
          President, Chief
          Executive Officer

          Jose F. Serrano                    36,000 <F1>           *
            Director

          Morton I. Sosland                 270,343 <F1><F6>       *
            Director

          All Directors and
          Executive Officers
          as a Group (17 Persons)         6,916,584 <F1><F5>     6.1%

          ------------------------
          *    Less than one percent of the outstanding shares.

          <F1> Percentage  ownership is  based  on  the  number  of  shares outstanding as of the Record Date plus any Additional Shares (as defined below). The holders may disclaim beneficial ownership of shares included under certain circumstances. Except as noted, the holders have sole voting and dispositive power over the shares. Under applicable law, shares that may be acquired upon the exercise of options or other convertible securities that are exercisable on the Record Date or will become exercisable within 60 days of that date (the "Additional Shares") are considered beneficially owned. Such Additional Shares included in the amounts shown above are as follows: Mr. Allinson, 74,400; Mr. Balser, 60,000; Mr. Barnes, 78,000; Mr. Carpenter, 261,000; Mr. Fitt, 72,000; Mr. Haverty, 885,000; Mr.
               Monello, 471,000; Mr. Rowland 2,763,000; Mr. Serrano 36,000;
               Mr. Sosland, 9,000; and all directors and executive officers as a group, 5,319,390. Certain directors and executive officers disclaim beneficial ownership of 188,700 of these shares. The list of executive officers of KCSI is included in KCSI's Annual Report on Form 10-K. See the last page of this proxy statement for instructions on how to obtain a copy of the Form 10-K.

          <F2> Based  on  information  reported  in  Amendment  No.  10  to
               Schedule 13G, dated February 13, 1998, jointly filed by UMB Financial Corporation ("UMBFC"), its wholly owned subsidiary UMB Bank, N.A. ("UMB") and The Employee Stock Ownership Plan (the "KCSI ESOP") and subsequent correspondence. UMB is the trustee of the KCSI ESOP and the DST Systems, Inc. Employee Stock Ownership Plan, which holds some common stock (the "DST ESOP"). Shares reported as held by UMB include the shares held as trustee of the KCSI ESOP and DST ESOP. Voting and dispositive power over the shares held by these ESOP's that are allocated to participant accounts are vested in the ESOP participants (they have the right to direct the voting of all such allocated shares and the tendering of such shares in response to offers to purchase). Any unallocated shares are to be voted by the trustee in the same proportion as the allocated shares. All shares have been allocated to participants' accounts. Therefore, UMB, the KCSI ESOP and the DST ESOP disclaim beneficial ownership of all shares held in the KCSI ESOP and DST ESOP. The amount shown for UMB does not include 347,656 shares held by UMB in custody accounts for which UMB does not have voting or dispositive power. UMBFC reports that it does not beneficially own any shares of KCSI stock because UMBFC is prohibited by law from directing voting or disposition of such shares and therefore excludes the shares held by UMB in various capacities. The address for UMB is 1010 Grand Boulevard, Kansas City, Missouri 64106.

          <F3> Based upon information in Amendment  No. 5 to Schedule  13G, dated February 4, 1998. Southeastern Asset Management, Inc. ("Southeastern") is a registered investment adviser, and holds all such shares for its clients. Schedule 13G provides that it is not to be construed as an admission that Southeastern is the beneficial owner of such shares.
               Schedule 13G is filed jointly with Longleaf Partners Fund, an investment company registered under the Investment Company Act, and Mr. O. Mason Hawkins, who is the Chairman of the Board and Chief Executive Officer of Southeastern. Mr. Hawkins disclaims beneficial ownership of the shares. The Company has been advised that as of March 27, 1998, Southeastern Asset Management, Inc. no longer held the shares shown in the table. The address for Southeastern is 6075 Poplar Avenue, Suite 900, Memphis, Tennessee 38119.

          <F4> Based upon information  in Amendment 1 to Schedule 13G filed
               February 12,  1998.   The address for  Amvescap, Inc.  is 11
               Devonshire Square, London EC2M 4YR, England.

          <F5> Under  applicable law, shares  that are held  indirectly are also considered beneficially owned. Such shares included in the amounts shown above are as follows: Mr. Allinson owns 2,400 shares in a Keogh Plan; Mr. Bailey owns 21,418 shares through the KCSI ESOP; Mr. Carpenter owns 8,268 shares through the KCSI ESOP; Mr. Haverty owns 3,416 shares through the KCSI ESOP; Mr. Monello owns 33,671 shares through the KCSI ESOP; Mr. Rowland owns 60,614 and 477 shares through the KCSI ESOP and KCSI's Profit Sharing Plan, respectively; and all directors and executive officers as a group own indirectly 249,623 shares.

          <F6> Directors and Executive  Officers may also be deemed  to own beneficially  shares  held in  other capacities  as follows:
               Mr. Barnes, 9,000 shares held jointly with his wife; Mr. Fitt, 9,600 shares held in trust; Mr. Haverty, 725 shares held by his children; and Mr. Sosland, 4,800 shares held in trust over which he has sole voting and dispositive power as trustee, 12,000 shares held by his wife and the following shares over which he has shared voting and/or dispositive power but as to which beneficial ownership is disclaimed, and 36,000 shares held by certain companies of which he is a director, 111,900 shares held as co-trustee of certain testamentary trusts, and 24,000 shares in a charitable foundation of which he is a director. Mr. Sosland disclaims beneficial ownership of all of these shares.

          <F7> Mr. Jones currently  holds options to purchase  6,000 shares of KCSI common stock which will become exercisable November 13, 1998.


                       PROPOSAL 1 - ELECTION OF FOUR DIRECTORS

               The Board of Directors of KCSI is divided into three classes. The members of each class serve staggered three-year terms of office, which results in one class standing for election at each annual meeting of stockholders. The term of office for the directors elected at the Annual Meeting will expire in 2001 or when their successors are elected and qualified.

               Four persons have been nominated by management for election as directors. All of these nominees are presently directors of KCSI, all have indicated that they are willing and able to serve as directors if elected, and all have consented to being named as nominees in this Proxy Statement. If any nominee should become unable or unwilling to serve, the Proxy Committee intends to vote for one or more substitute nominees chosen by them in their sole discretion.

               KCSI's Bylaws provide that after January 18, 1990, no one who is 72 years old shall be eligible to be nominated or to serve as a member of the Board of Directors, but any person who shall attain the age of 72 during the term of directorship to which he was elected shall be eligible to serve the remainder of such term. KCSI's Certificate of Incorporation and Bylaws do not have any other eligibility requirements for directors.

               As explained further under "Voting," nominees for Director are elected by the affirmative vote of the plurality of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the election of directors, assuming a quorum.

          NOMINEES FOR DIRECTORS TO SERVE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2001

          A. EDWARD ALLINSON, age 63, has been a director of KCSI since 1990. He has been an Executive Vice President of State Street Bank and Trust Company, Chairman of the Board of Directors of Boston Financial Data Services, Inc. ("BFDS") and Executive Vice President of State Street Corporation since March 1990. BFDS provides full service share owner accounting and recordkeeping services to mutual funds, selected services to certain retirement plans and certain securities transfer services. DST Systems, Inc., of which KCSI owns approximately 41 percent of the outstanding stock, owns 50% of BFDS. Mr. Allinson is also a director of DST Systems, Inc., Kansas City, Missouri.

          PAUL F. BALSER, age 56, has been a director of KCSI since 1990. He has been a Managing Partner of Generation Partners, L.P., New York, New York, since August 1995. Generation Partners is an investment firm specializing in privately negotiated equity and venture capital investments. He was a Partner of Centre Partners, L.P., New York, New York, from September 1986 through July 1995, which also specialized in privately negotiated equity and venture capital investments. Mr. Balser is also a director of Carbide/Graphite Group, Inc., Pittsburgh, Pennsylvania, and Scientific Games, Inc., Atlanta, Georgia, as well as a number of private companies.

          JAMES R. JONES, age 58, has been a director of KCSI since November 1997. Mr. Jones has been President of the international division of The Warnaco Group, Inc. since July 1997. The Warnaco Group, Inc., and its affiliates design, manufacture and market women's and men's apparel. Prior to that, Mr. Jones was the United States Ambassador to Mexico from August 1993 to July 1997, and Chairman and Chief Executive Officer of the American Stock Exchange from October 1989 to August 1993. Mr. Jones is also a director of Grupo Modelo, S.A. de C.V. and The Warnaco Group, Inc., New York, New York.

          LANDON H. ROWLAND, age 60, has been a director of KCSI since 1983. He has been President of KCSI since July 1983, Chief Executive Officer of KCSI since January 1987 and Chairman of the Board since May 1997. Mr. Rowland is also a director of Janus Capital Corporation, Berger Associates, Inc., Transportacion
          Maritima Mexicana, S.A. de C.V., and Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V.


                         YOUR BOARD RECOMMENDS THAT YOU VOTE
                                         "FOR"
                        THE ELECTION OF MANAGEMENT'S NOMINEES

                                THE BOARD OF DIRECTORS

               The Board of Directors  met five times  in 1997.  The  Board meets regularly to review significant developments affecting KCSI and to act on matters requiring Board approval. The Board reserves certain powers and functions to itself; in addition, it has requested that the Chief Executive Officer refer certain matters to it. All directors attended at least seventy-five percent of those meetings of the Board in 1997, other than Mr. Serrano who missed two of the meetings.

          DIRECTORS SERVING  UNTIL THE  ANNUAL MEETING  OF STOCKHOLDERS  IN
          1999

          JAMES E. BARNES, age 64, has been a director of KCSI since 1986. He is Chairman of the Board, President and Chief Executive Officer of MAPCO Inc., Tulsa, Oklahoma. He was Chairman of the Board and Chief Executive Officer from December 1991 to September 1995 and Chairman of the Board, President and Chief Executive Officer from May 1986 to December 1991. MAPCO processes, transports, stores, purchases and sells petroleum and natural gas liquid products. Mr. Barnes is also a director of BOK Financial Corporation, Tulsa, Oklahoma; SBC Communications Inc., San Antonio, Texas; and MAPCO Inc., Tulsa, Oklahoma.

          JOSE F. SERRANO, age 57, has been a director of KCSI since 1996. He is Chairman and a director of Grupo Servia, S.A. de C.V. and Transportacion Maritima Mexicana, S.A. de C.V. ("TMM"). TMM is the largest maritime shipping company in Mexico, and the leader among the world's carriers in serving Mexico's ports. TMM also has trucking operations in Mexico. TMM and KCSI jointly own The Texas Mexican Railway Company and Groupo Transportacion Ferroviaria Mexicana, S.A. de C.V. Mr. Serrano is also Chairman and a director of Groupo Transportacion Ferroviaria Mexicana, S.A. de C.V.

          DIRECTORS SERVING  UNTIL THE  ANNUAL MEETING  OF STOCKHOLDERS  IN
          2000

          MICHAEL G. FITT, age 66, has been a director of KCSI since 1986. He was Chairman and Chief Executive Officer of Employers Reinsurance Corporation, Overland Park, Kansas, from 1980 through 1992 and President of that company from 1979 through 1991. He is now retired. Employers Reinsurance Corporation, a subsidiary of General Electric Capital Services, Inc., is a reinsurance company. Mr. Fitt is also a director of DST Systems, Inc., Kansas City, Missouri, and NAC RE Corp., Greenwich, Connecticut.

          MICHAEL R. HAVERTY, age 53, has been a director and Executive Vice President of KCSI and President and Chief Executive Officer of The Kansas City Southern Railway Company ("KCSR") since 1995. He is also a director of Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. Mr. Haverty previously served as Chairman and Chief Executive Officer of Haverty Corporation from 1993 to May 1995, acted as an independent executive transportation adviser from 1991 to 1993 and was President and Chief Operating Officer of The Atchison, Topeka and Santa Fe Railway Company from 1989 to 1991.

          MORTON I. SOSLAND, age 72, has been a director of KCSI since 1976. He has been Chairman of the Sosland Companies, Inc. (the "Sosland Companies"), Kansas City, Missouri, since January 1993 and was President from July 1968 through December 1992. He has also served as Chairman of Sosland Publishing Company, Kansas City, Missouri, since 1984. The Sosland Companies are publishers and venture capital investors. Mr. Sosland is also a director of H & R Block, Inc., Kansas City, Missouri.

          COMMITTEES OF THE BOARD OF DIRECTORS
          ------------------------------------

               The Board of Directors has established an Executive Committee (which also nominates individuals to serve as directors of KCSI), Audit Committee and a Compensation and Organization Committee. The members of the committees are elected at the Board's annual meeting immediately following KCSI's annual meeting of stockholders. During 1997, there were six meetings of the Executive Committee, three meetings of the Audit Committee and, six meetings of the Compensation and Organization Committee. All directors attended at least seventy-five percent of the total of all meetings of all committees on which they served during 1997, other than Mr. Serrano who missed one of the three Audit Committee meetings.

          THE EXECUTIVE COMMITTEE

               The Executive Committee consists of KCSI's Chairman of the Board and two outside directors elected by the Board to serve one-year terms. When the Board is not in session, the Executive Committee has all the powers of the Board in the management of KCSI in all cases in which direction has not been specifically reserved by the full Board.

               The Executive Committee also serves as the Board's nominating committee and recommends to the Board suitable nominees for election to the Board of Directors or to fill newly created directorships or vacancies on the Board. The Chairman of the Board is a non-voting member with respect to nomination activities. As a part of its nominating duties, the Executive Committee may meet with and consider suggestions from Board members, management, consultants and others in formulating its recommendations. The Executive Committee generally will consider director nominees recommended by stockholders. Stockholders should see "Stockholder Proposals" and "Other Matters" below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of KCSI stockholders.

               The  members  of  the  Executive Committee  are:    James E.
          Barnes, Landon H. Rowland and Morton I. Sosland.

          THE AUDIT COMMITTEE

               The Audit Committee consists of three outside directors elected by the Board of Directors to serve staggered three-year terms. The Audit Committee meets with and considers suggestions from members of management and KCSI's internal audit staff, as well as KCSI's independent accountants, concerning the financial operations of KCSI. The Audit Committee also reviews the audited financial statements of KCSI and considers and recommends the appointment of and approves fee arrangements with independent accountants for audit functions and for advisory and other consulting services.

               The members  of the  Audit Committee are:   Paul  F. Balser,
          Michael G. Fitt and Jose F. Serrano.

          THE COMPENSATION AND ORGANIZATION COMMITTEE

               The Compensation and Organization Committee (the "Compensation Committee") consists of at least three outside directors (as defined under applicable federal income tax and securities laws) elected by the Board to serve one-year terms. The Compensation Committee has the authority to: (a) authorize all salaries for certain KCSI and subsidiary company officers and supervisory employees (other than officers and supervisory employees of Janus Capital Corporation); (b) administer the incentive compensation plans of KCSI and KCSR and KCSR's subsidiaries in accordance with the terms of those plans and determine any incentive allowances made to their officers and staff; (c) administer KCSI's Employee Stock Purchase Plan under which eligible employees of KCSI and its subsidiaries and affiliates are permitted to subscribe to and purchase shares of KCSI common stock through payroll deductions; (d) administer KCSI's Profit Sharing Plan and 401(k) Plan and employee stock ownership plan; (e) act as KCSI's stock option plan committee and administer KCSI's stock option plans, other than the 1993 Directors' Stock Option Plan, in accordance with KCSI's Bylaws, the terms of the plans and the applicable laws; and (f) initiate, review and approve the succession plans and major organizational changes.

               The members of the Compensation and Organization Committee are: A. Edward Allinson, James E. Barnes and Morton I. Sosland.

               The Committee's report on executive compensation is set forth in the section under "Management Compensation."

          COMPENSATION OF DIRECTORS

               Directors who are officers or employees of KCSI or its subsidiaries do not receive any fees or other compensation for service on the Board or its committees. No fees were paid during 1997 to any director or officer of KCSI for service on any board of directors of any subsidiary of KCSI other than Janus Capital Corporation, which pays fees to Mr. Bailey. (Although Mr. Rowland serves as a director of Janus Capital Corporation, he does not accept any fees for such service.)

               The Outside Directors (those directors who are not employees of KCSI or its subsidiaries) are not paid any retainers for Board or committee membership. The Outside Directors are paid for each Board meeting $4,000 if attended in person or $2,000 for participation by telephone. The Outside Directors are also paid for each committee meeting $2,000 if attended in person or $1,000 for participation by telephone. The Chair of a committee receives an extra $500 for each committee meeting. The Outside Directors are also automatically granted options to buy 3,000 shares of KCSI Common Stock immediately following each annual meeting of KCSI's stockholders. In addition, a one-time grant of options to purchase 6,000 shares of KCSI Common Stock is made when an Outside Director first joins the Board.

               Directors of KCSI are (and directors of certain KCSI subsidiaries were) permitted to defer receipt of directors fees under unfunded directors' deferred fee plans adopted by the respective Boards of Directors of each such corporation, and either to receive interest on such fees until they have been paid to them or, in the case of KCSI directors, in lieu of receiving interest, to have earnings on their deferred fees determined pursuant to a formula based on the performance of certain mutual funds advised by Janus Capital Corporation. The rate of interest to be paid under the KCSI and KCSR plans is set at the prime rate of a certain national bank less one percent. Distributions under the plans are allowed in certain instances as approved by the respective Boards of Directors. The KCSI and KCSR deferred fee plans also allow the respective directors to elect to receive deferred amounts in installments payable over several years.

                PROPOSAL 2 - APPROVAL OF THE BERGER ASSOCIATES, INC.
                                  STOCK OPTION PLAN

               The KCSI Compensation Committee has approved a performance-based incentive compensation plan for key employees of Berger Associates, Inc. ("Berger"), a KCSI subsidiary. The purpose of the Stock Option Plan (the "Plan") is to provide a means by which key employees of Berger and its subsidiaries can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and their desire to remain employed by Berger and its subsidiaries. It is anticipated that the acquisition of such stock ownership will stimulate the efforts of such employees on behalf of Berger, strengthen their desire to continue in the service of Berger and encourage shareholder and entrepreneurial perspectives through employee stock ownership. It is also anticipated that the opportunity to obtain such stock ownership will prove attractive to promising new key employees and will assist Berger in attracting such employees.

               An important  concern of  KCSI in approving  the Plan  is to ensure that any compensation paid under the Berger Plan is deductible for federal income tax purposes. Under Section 162(m) of the Internal Revenue Code, public companies and their subsidiaries cannot deduct compensation in excess of $1 million paid to any of the executive officers named in the public company's summary compensation table under compensation plans adopted after February 1993 unless the compensation is "performance-based" as defined in Section 162(m). Under Section 162(m), performance-based compensation generally arises from options if a committee of outside directors grants the options, the plan limits the number of shares that may be granted to an eligible participant, the compensation arises solely from the increase in value of the underlying stock after the date of the grant of the option and the plan is approved by stockholders of the public company. The Board is, therefore, submitting the Plan for stockholder approval.

               The Board is also submitting this proposal concerning the Plan for stockholder approval in order to comply with Section 422 of the Internal Revenue Code. Section 422 requires stockholder approval of a plan under which incentive stock options ("ISO's") may be issued in order to preserve the federal income tax treatment of the ISO's.

               As explained further under "Voting," approval of this proposal requires the affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the proposal, assuming a quorum.

          THE BERGER ASSOCIATES, INC. STOCK OPTION PLAN

               SUMMARY OF THE PLAN. The full Plan is attached as Appendix A to this Proxy Statement, and the following summary is qualified by reference to it. Capitalized terms in this summary not defined in this Proxy Statement have the meaning set forth in the Plan.

               A Committee  appointed by the  Board of Directors  of Berger
          (the "Committee") will administer the Plan and determine the recipients of Awards, the type or types of Awards to be granted to each such recipient, the term of such Awards, the consideration to be received by Berger for such Awards, the number of shares of Berger common stock (the "Stock") subject to such Awards, and such other restrictions and conditions on the exercise of an Award as the Committee may deem appropriate. The Committee may not grant Awards under the Plan after January 13, 2008. The term of any Award granted under the Plan may be any length equal to or less than 10 years from the date of grant and may extend beyond January 13, 2008. The Awards may terminate earlier than the end of the term following the termination of a Grantee's employment with Berger or its subsidiaries.

               The Awards may be either incentive or non-qualified options granted in consideration for the Grantee's service to Berger.
          The Plan makes available 300,000 shares of the Stock (representing approximately 18 percent of the outstanding Berger Stock as of the date the Berger Plan was adopted) for such Awards. Awards that are terminated prior to exercise and shares of Stock received in payment of the exercise price are added back to the total shares available. The Committee may not grant an Award to any participant if that Award together with all other Awards granted to such participant in any one calendar year exceeds 100,000 shares. Notwithstanding the Committee's authority under the Plan, the Committee may not make any Award representing more than 40,000 shares of Stock unless such Award is approved or ratified by KCSI's Compensation and Organization Committee.

               The Berger Stock is currently not publicly traded. Its fair market value for purposes of the Plan is determined by the Committee based on the net earnings of Berger, or based on the proceeds to the selling shareholder(s) upon an actual sale of more than 50% of the Berger Stock. As of the December 19, 1997 Grant Date of the Awards made to date, the Committee determined that the fair market value of Berger Stock was $50.28 per share.

               The Committee may only  grant Awards to employees of  Berger and any of its Subsidiaries. Berger and its Subsidiaries currently have 82 employees who are eligible to participate in the Plan. As of the date of this Proxy Statement, non-qualified options to purchase 201,710 shares of Berger Stock have been awarded to eleven current employees, none of which is an executive officer of KCSI. Options granted to two of the Grantees are subject to approval of the Plan by KCSI's stockholders. No other Awards have been made under the Plan.

               The Committee determines the exercise price of an Award. The Award exercise price cannot be less than the Fair Market Value of the Stock on the Grant Date. The Committee may impose such additional restrictions on the exercise of an Award as the Committee may deem appropriate. Any incentive stock options will also be subject to the applicable conditions under the Code. The Committee may allow an Optionee to borrow funds from Berger or have Berger guarantee a loan to the Optionee in order for the Optionee to exercise the Awards. A Grantee may not transfer his or her Awards except by will or the laws of descent or, in the case of non-qualified options, to or for the benefit of a family relative. An Optionee has no rights as a stockholder of Berger until the Award has been exercised.

               The Board may amend, suspend or discontinue the Plan without stockholder approval, but no such action that would adversely affect an outstanding Award can be made without such Grantee's consent unless such amendment is required in order for the Plan to continue to comply with applicable law. In the case of changes affecting the securities of Berger or certain other events, the Committee must make certain adjustments in the Plan or in Awards in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.


          NEW PLAN BENEFITS

          NAME AND POSITION                       BERGER ASSOCIATES, INC.
                                                  STOCK OPTION PLAN
                                                  (ASSUMING PLAN EFFECTIVE
                                                  IN 1997)
                                                  NUMBER OF AWARDS
          -----------------------------------------------------------------

          Landon H. Rowland                       Not Eligible
          Chairman of the Board,
          President and Chief
          Executive Officer

          Michael R. Haverty                      Not Eligible
          Executive Vice President

          Thomas H. Bailey                        Not Eligible
          Chairman of the Board,
          President and Chief
          Executive Officer of
          Janus Capital Corporation

          Joseph D. Monello                       Not Eligible
          Vice President and
          Chief Financial Officer

          Danny R. Carpenter                      Not Eligible
          Vice President - Finance

          Current Executive Officers as a         Not Eligible
          Group

          Current Non-Employee Directors          Not Eligible
          as a Group

          All Current Employees Other Than
          Executive Officers as a Group           201,710*

          -----------------------------------------------------------------

          *   The Awards to  be granted under  the Plan are  discretionary.
          This  amount represents  Awards  made under  the  Plan since  its
          inception.   Certain of  these Awards are  subject to stockholder
          approval of the Plan as explained above.


          FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

               KCSI understands that the federal income tax consequence generally applicable to Awards under the Berger Plan are as
          described below.    The  following discussion  is  based  on the
          federal income tax laws in effect as of the date of this Proxy Statement and could be affected by future changes in the tax law. The summary is not intended to constitute tax advice and, among other things, does not address possible state, local or foreign tax consequences.

               A Grantee who is granted a non-qualified stock option under the Plan generally will not recognize taxable income at the time the option is granted. Upon exercise of the option, the Grantee generally will be taxed at ordinary income tax rates on an amount equal to the difference between the fair market value of the Stock on the date of exercise and the option exercise price. If the Grantee is subject to Section 16(b) of the Exchange Act and a sale of the shares acquired would subject the Grantee to a suit for profits under Section 16(b), special tax rules may apply.

               Berger will receive a deduction with respect to the exercise of a non-qualified stock option in the taxable year within which the Grantee recognizes the corresponding taxable income, subject to Berger's compliance with tax reporting requirements, the reasonableness of the total compensation paid to the Grantee in such taxable year, and any restrictions imposed by Section 162(m) of the Code. Upon subsequent disposition of the shares, the Grantee will realize long-term or short-term capital gain or loss depending on the applicable holding period, provided the Grantee holds the shares as a capital asset. A capital gain or loss is long-term if the Grantee holds the stock for more than one year (more than 18 months to obtain the current lowest capital gains rate) and short-term if the Grantee holds the stock for one year or less.

               If a Grantee exercises a non-qualified option with cash, the Grantee's basis in the Stock received upon exercise will equal the option price plus the amount of ordinary income recognized by the Grantee on such exercise. If a Grantee exercises a non-qualified option with Stock, the Grantee (under current interpretations of the Internal Revenue Service ("IRS")) will not recognize gain or loss with respect to the disposition of the shares transferred in payment of the option price. The Grantee will have a carryover basis in a number of shares received upon exercise equal to the number of shares surrendered; the Grantee's basis in any additional shares received will be equal to the amount of income the Grantee recognizes upon exercise of the option.

               A Grantee who is granted an incentive stock option under the Plan will not recognize taxable income at the time the option is granted or at the time the option is exercised. The Grantee's basis in the shares acquired for cash upon exercise of an incentive stock option will be equal to the option price. However, the exercise of an incentive stock option will be an adjustment for purposes of the alternative minimum tax. For alternative minimum tax purposes, the exercise of an incentive stock option generally is treated the same as the exercise of a non-qualified stock option.

               If a Grantee disposes of shares acquired pursuant to the exercise of an incentive stock option prior to meeting the required holding period (two years from the date of grant or one year from the date the shares were transferred to the Grantee), the difference between the fair market value of the shares at the time of exercise (or the amount realized on disposition, if lower) and the option price will be taxable to the Grantee as ordinary income, and will be deductible by Berger subject to the general condition noted above. The balance of any gain, or any loss on such disposition, will be treated as capital gain or loss, provided the Grantee holds the shares as a capital asset. If a Grantee disposes of the shares after the required incentive stock option holding period, the Grantee would realize capital gain or loss (provided the Grantee holds the shares as a capital asset), and Berger would not be entitled to any income tax deduction. A capital gain or loss is long-term if the Grantee holds the stock for more than one year (more than 18 months to obtain the current lowest capital gains rate) and short-term if the Grantee holds the stock for one year or less.

               Under current rulings of the IRS, if a Grantee exercises an incentive stock option with Stock, the Grantee will not recognize gain or loss with respect to the shares of stock surrendered in payment of the option price (unless the surrendered shares were received under an incentive or other statutory stock option and surrendered before expiration of the statutory holding period, in which event a disqualifying disposition will have occurred). The Grantee will have a carryover basis in a number of shares received upon exercise equal to the number of shares surrendered. The Grantee's basis in any additional shares of stock received will be zero.

                         YOUR BOARD RECOMMENDS THAT YOU VOTE
                                        "FOR"
              APPROVAL OF THE BERGER ASSOCIATES, INC. STOCK OPTION PLAN

                PROPOSAL 3 - APPROVAL OF A PERFORMANCE-BASED INCENTIVE
                  COMPENSATION PLAN FOR THE CHIEF EXECUTIVE OFFICER
                             OF JANUS CAPITAL CORPORATION

               The KCSI Compensation Committee has approved   a
          performancebased incentive compensation plan for Thomas H. Bailey, the Chairman of the Board, President and Chief Executive Officer of Janus (the "Incentive Plan"), subject to stockholder approval. The purpose of the Incentive Plan is to give Mr. Bailey the opportunity to earn total compensation which is competitive with the market based on comparative data, prepared by independent compensation consultants, for investment management and financial services organizations of similar size to Janus. The Incentive Plan (as well as other incentive compensation plans that have been implemented at Janus) is also designed to encourage and reward excellent performance, as measured by the achievement of performance goals that are in line with the stockholders' short and long term interests. The Incentive Plan replaces the performance-based incentive compensation plan for Mr. Bailey that was approved by stockholders last year.

               It is KCSI's inintention to ensure that any compensation paid under the Incentive Plan is deductible for federal income tax purposes. Under Section 162(m) of the Internal Revenue Code, public companies and their subsidiaries cannot deduct compensation in excess of $1 million paid to any of the executive officers named in the company's summary compensation table under compensation plans adopted after February 1993 unless the compensation is "performancebased" as defined in Section 162(m).
          Section 162(m) generally defines performancebased compensation as compensation payable solely on account of the satisfaction of pre-established performance goals determined by a committee of outside directors, but only if the material terms of the performance goals under which the compensation is paid has been approved by the company's stockholders. KCSI is, therefore, submitting the Incentive Plan for stockholder approval.

               As explained further under "Voting," approval of this proposal requires the affirmative vote of a majority of the shares of Voting Stock present at the annual meeting that are entitled to vote on the proposal, assuming a quorum.

          THE INCENTIVE COMPENSATION PLAN

               The Incentive Plan would allow Mr. Bailey to earn incentive compensation in each calendar year payable in cash ranging from none (if the minimum performance goal is not reached) up to 125 percent (if the maximum performance goal is reached) of his base salary for that year. If the maximum performance goal is reached in any one year, total incentive compensation paid to Mr. Bailey would not exceed $1 million for that year. The annual incentive compensation would be determined by a formula tied to the compounded annual growth rate of Janus' pre-tax profits. Subject to the foregoing limit, the specific incentive payments attainable for varying percentages of compounded annual growth in Janus' pre-tax profits are determined by the KCSI Compensation and Organization Committee (the "KCSI Compensation Committee") after consideration of recommendation from the Janus Compensation Committee generally prior to each applicable year.

               The Incentive Plan is administered by the KCSI Compensation Committee. Under the terms of the Incentive Plan as approved by the KCSI Compensation Committee and in accordance with Section 162(m), Janus cannot pay any incentive compensation unless and until the KCSI Compensation Committee certifies in writing that the goals and any other material conditions were, in fact, satisfied. The Incentive Plan does not have a date certain at which the Incentive Plan terminates.

               No incentive compensation has been paid under the Incentive Plan, and KCSI cannot determine the amount of the incentive compensation that will be paid to Mr. Bailey under the Incentive Plan because the payments are dependent upon the future compounded annual growth rate of Janus' pre-tax profits. Assuming that the Incentive Plan was in effect in 1997, the following incentive compensation would have been paid to the following individuals or groups.


          NEW PLAN BENEFITS

                                                  1997 INCENTIVE COMPENSATION
                                                  (ASSUMING PLAN EFFECTIVE
          NAME AND POSITION                       IN 1997)
          -----------------------------------------------------------------

          Landon H. Rowland                       Not Eligible
          President and Chief
          Executive Officer

          Michael R. Haverty                      Not Eligible
          Executive Vice President

          Thomas H. Bailey                        $1,000,000*
          Chairman of the Board,
          President and Chief
          Executive Officer of
          Janus Capital Corporation

          Joseph D. Monello                       Not Eligible
          Vice President and Chief
          Financial Officer

          Danny R. Carpenter                      Not Eligible
          Vice President - Finance

          Current Executive Officers              $1,000,000*
          as a Group

          Current Non-Employee Directors          Not Eligible
          as a Group

          All Current Employees including         Not Eligible
          Non-Executive Officers as a Group

          -----------------------------------------------------------------

          * Based on 1997 actual base salary. Only Mr. Bailey is eligible to receive incentive compensation under this plan.


          FEDERAL INCOME TAX CONSEQUENCES

               If KCSI stockholders approve the Incentive Plan, Janus will, upon accrual of the obligation to pay the compensation, incur a compensation expense both for financial statement and federal income tax purposes. If Mr. Bailey earns incentive compensation under the Incentive Plan, he will recognize ordinary income when he receives the incentive compensation.

                         YOUR BOARD RECOMMENDS THAT YOU VOTE
                                        "FOR"
           APPROVAL OF A PERFORMANCE-BASED INCENTIVE COMPENSATION PLAN FOR
               THE CHIEF EXECUTIVE OFFICER OF JANUS CAPITAL CORPORATION

                PROPOSAL 4 - RATIFICATION OF THE BOARD OF DIRECTORS'
                         SELECTION OF INDEPENDENT ACCOUNTANTS

               The Audit Committee has recommended, and the Board of Directors has selected, the firm of Price Waterhouse LLP as KCSI's independent accountants to examine KCSI's 1998 consolidated financial statements. Price Waterhouse LLP served as KCSI's independent accountants for 1997. No relationship exists between KCSI and Price Waterhouse LLP other than that of independent accountant and client.

               KCSI has traditionally sought its stockholders' ratification of the Board of Directors' selection of KCSI's independent accountants even though KCSI is not legally required to do so. If KCSI's stockholders ratify the Board of Directors' selection, the Board of Directors nonetheless may, in their discretion, retain another independent accounting firm at any time during the year if the Board of Directors feels that such change would be in the best interest of KCSI and its stockholders. Alternatively, in the event that this proposal is not approved by stockholders, the Audit Committee and the Board will re-evaluate their decision.

               One or more representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting and, if so, will have the opportunity, if desired, to make a statement and are expected to be available to respond to appropriate questions by stockholders.

               As explained further under "Voting," approval of this proposal requires the affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the proposal, assuming a quorum.


                         YOUR BOARD RECOMMENDS THAT YOU VOTE
                                        "FOR"
                       RATIFICATION OF THE BOARD OF DIRECTORS'
                          SELECTION OF PRICE WATERHOUSE LLP

                               MANAGEMENT COMPENSATION

          COMPENSATION  AND  ORGANIZATION  COMMITTEE  REPORT  ON  EXECUTIVE
          COMPENSATION

          INTRODUCTION

               The Board of Directors believes that increasing the value of KCSI to its stockholders is its most important objective. In support of this objective, the Board charges the Compensation and Organization Committee (the "Committee") with the responsibility of designing compensation packages for KCSI's executives that provide substantial incentives to increase stockholder value while enabling KCSI to attract and retain exceptionally qualified executives. So that this responsibility may be impartially administered, the Board requires that the Committee consist of directors who are not officers or employees of KCSI and who are not eligible to participate in any discretionary part of the compensation plans administered by the Committee. The Board emphasizes its overall objective by also relating the outside directors' compensation to stockholder value. To assist the Committee with its responsibilities, the Committee utilizes the expertise of independent compensation consultants.

               The  Committee  seeks   to  align  the  interests   of  KCSI
          executives with the Board's overall objective through a compensation strategy that emphasizes long-term stock ownership and closely links executive compensation with changes in stockholders' value. In designing those compensation packages, the Committee believes KCSI's compensation packages should provide executives with market competitive base salaries and the opportunity to earn additional compensation if stockholders experience long-term increases in the value of their stock. The Committee also believes that KCSI's executives should maintain a significant equity interest in KCSI, but that KCSI should provide such interest only after KCSI's stockholders have first experienced an increase in the value of their investment.

               Over the past several years, the Committee has been implementing this strategy by restructuring the compensation packages of KCSI's top executives (except Janus and Berger) as follows.

               Freezing base salaries for three to five years.

               Eliminating participation in any annual cash incentive program.

               Providing stock-based incentives through awards of:

                  "Performance"   stock  options  that   require,  for  the
               recipient to receive any benefits, sustained price increases in KCSI's common stock or for the executives to remain with KCSI for an extended period of time; and

                 Restricted  stock, which is  earned only if  the executive remains employed by KCSI for a prescribed period (use of this type of grant has been limited to a select few executives).

               Emphasizing long-term stock ownership through:

                  An  agreement with  the  Chief Executive  Officer  that a
               majority of the net after-tax value of any stock-based awards (less any shares used to pay any exercise price) will be maintained in the form of KCSI stock while the executive remains employed by KCSI; and

                 The  Committee's consideration  of the  retention of  past
               KCSI stock-based awards in determining the levels of future stock-based grants.

               In 1992, the Committee began implementing its compensation strategy by restructuring the compensation packages of three senior executives, including Mr. Rowland, and certain other executives. Base salaries for these three executives were frozen for five years, participation in the annual incentive program was eliminated and awards of performance stock options and restricted stock were made.

               The Committee further implemented its compensation strategy, effective January 1, 1996, by entering into compensation packages modeled after the 1992 compensation packages with the twenty-eight most senior executives of KCSI and KCSR. This group includes all executive officers (other than Messrs. Rowland and Bailey) identified as important to the long-term success of KCSI. Base salaries were frozen for three years, participation in the annual incentive program was eliminated and performance stock options were awarded. The result is that a significant portion of these compensation packages is based upon at-risk components. The next section of this report details the compensation program for these executives. No changes were made to this strategy in 1997.

          COMPENSATION PACKAGE COMPONENTS

               BASE SALARY. The Committee determines the level of base salaries for all of the executives for whom the Committee has responsibility based on competitive market practices as indicated in surveys utilized by the Committee, individual contribution and performance, level of responsibility, and experience. The Committee did not give any specific weighting to any of these factors and did not consider KCSI's corporate performance in setting base salary levels.

               The Committee targeted the 75th percentile of the observed competitive market practice in setting base salary levels for the executives whose compensation packages were restructured at the end of 1995, but adjusted the salaries in light of the factors mentioned above. The Committee chose such levels based on the fact that for three years base salaries for these executives would be frozen, such executives would not participate in any cash-based annual incentive plans and such executives had a higher risk (because of the use of the stock-based incentives) of not being compensated than they would if they had participated in the annual incentive program.

               The compensation surveys used to determine competitive market pay range focused on industrial companies, including both transportation and non-transportation companies, having the same level of revenues as KCSI and excluded companies in dissimilar industries and financial services. Financial services businesses were excluded because the executives were primarily responsible for the other businesses of KCSI. These compensation surveys include some of the companies comprising the Dow Jones
          Transportation Average (the peer group used in the stock performance graph below), as well as other companies in other industries. The Committee believes using a broader sample of companies better represents the market for executives than a more narrow sample of transportation companies. Pay data from these surveys are adjusted through regression analysis to estimate compensation levels at companies similar in size to KCSI.

               STOCK COMPENSATION. The key component of the Committee's strategy is to make stock-based incentives a significant portion of the executives' total compensation package, primarily through performance stock options (grants of restricted stock were made to a limited number of KCSI's senior executives in 1992 and 1993 and have not been awarded since). By using primarily performance stock options, the Committee seeks to ensure that the executives will be compensated only after KCSI's stockholders have experienced a sustained increase in their investment and that any such compensation is linked directly to such increases in KCSI's stock price or if the executive remains with KCSI for an extended period.

               To determine how  many options to  grant in connection  with the 1995 restructured compensation packages, the Committee first considered each individual's targeted total compensation over the three-year period of the employment agreement, absent the restructuring, using the compensation surveys mentioned above and estimated potential earnings under KCSI's annual incentive compensation plan. Targeted total incentive compensation was approximately the total of the 75th percentile of the range of potential short-term incentives foregone plus median long-term incentive compensation shown in the observed market practices. These amounts were then adjusted by the Committee to take into account the individual's contribution and performance, level of responsibility, experience and the extent to which previously awarded stock incentives have been retained in the form of KCSI stock. The Committee did not give any specific weighting to any of these factors and did not consider KCSI's corporate performance in determining total target compensation levels. An option valuation model was utilized to calculate the risk-adjusted value of each performance stock option to determine the number of options to be awarded. Each executive's total option grant value is intended to cover the entire period of the compensation package and to approximate the value of a competitive median long-term incentive opportunity plus the value of the foregone annual cash incentive opportunity.

               In addition, the Committee structured these options so that there had to be substantial appreciation in the market price of KCSI Common Stock in order for total compensation of the executives to equal or exceed the estimated amount of total compensation that they would have received under the prior compensation structure. The performance stock options were structured to reward the executives when KCSI's market value reached certain predetermined levels and remained at or above those levels for thirty consecutive trading days or if the executive remained employed with KCSI over a prescribed period. Each of these predetermined levels was established by assuming appreciation in the market price for KCSI Common Stock from the date of grant at a rate that was slightly above the average historical return of the S&P 500 (see the footnotes to the Performance Graph below). By structuring the option awards this way, the executives would not be rewarded unless the stockholders of KCSI first received an above average market return.

               The  compensation committee  of the  Board  of Directors  of
          Janus Capital Corporation ("Janus"), with the aid of an independent compensation consultant, set Mr. Bailey's base salary and recommended incentive compensation for 1997. KCSI's Compensation and Organization Committee approved the incentive compensation.

          COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

               Mr. Rowland's compensation package originally was restructured in 1992 to link a significant portion of his total compensation to changes in stockholder value. Mr. Rowland's base salary was not adjusted since it was established in 1992 until the Company entered into a new employment agreement with him effective in January 1997.

               Under Mr. Rowland's 1997 employment agreement, he receives a fixed annual base salary of $750,000, which may not be increased prior to January 1, 2000. In addition, Mr. Rowland is not entitled to participate in any KCSI annual incentive compensation plans for the years 1997, 1998 and 1999, but continues to participate in other benefit plans or programs of KCSI generally available to executive employees.

               This compensation package is based upon the same compensation strategy, and utilizes compensation surveys of the same types of companies, used by the Committee for the other twenty-eight executives of KCSI and KCSR discussed above. The Committee set Mr. Rowland's new base salary in the upper quartile of the observed base salary ranges indicated in the surveys utilized. The Committee set his salary at that level in part because he already has a significant level of equity interest in KCSI, which based upon the surveys utilized is greater than a vast majority of Mr. Rowland's peers. The Committee also considered Mr. Rowland's agreement in his new employment agreement that if his employment with KCSI is terminated, he would not be involved with any business that competes with KCSI or any of its subsidiaries. The Committee did not give special weight to any of the factors considered and did not consider the financial performance of KCSI or its subsidiaries.

               Additionally, although Mr. Rowland has a significant level of equity interest in KCSI, and as a result the Committee has achieved its original stock ownership goals for Mr. Rowland, the Committee wants to continue to increase his equity interest in KCSI consistent with the Committee's compensation strategy. Mr. Rowland was, therefore, also granted 459,000 performance stock options in connection with this new compensation package. The number of such options and their structure (except as indicated below) was determined using the same methods used for the twenty-eight other executives of KCSI and KCSR discussed above. The Committee varied the structure of Mr. Rowland's performance options, however, by setting the target stock prices (at which point a portion of the options become exercisable) using an assumed percentage rate of increase in the market price of KCSI Common Stock that was higher than the rate used to calculate the target prices for the performance options granted to the other twenty-eight executives of KCSI and KCSR. The target stock prices established in the stock option grants for Mr. Rowland and the twenty-eight executives have been met. The grant is intended to cover the three-year period during which Mr. Rowland does not participate in any KCSI annual incentive compensation plan and is designed to result in total compensation between the median and 75th percentile of the range of total compensation indicated in the surveys.

               Consistent with the Committee's overall goal of maintaining Mr. Rowland's equity interest in KCSI, Mr. Rowland has also agreed in his 1997 employment agreement that while he is employed by KCSI he or members of his immediate family will retain ownership of at least a majority of the shares of the restricted stock awarded in connection with his 1992 employment agreement and shares of stock acquired upon exercise of stock options granted in connection with both his 1992 and 1997 employment agreements (other than shares transferred to KCSI to pay the exercise price of stock options or used to satisfy withholding tax requirements in connection with such awards).

          DEDUCTIBILITY OF COMPENSATION

               Section 162(m) of the Internal Revenue Code limits the deduction for federal income tax purposes of compensation in excess of $1 million paid by publicly held corporations to any of the executive officers listed in the summary compensation table unless it is "performance-based" or arises from a plan or agreement in effect on or prior to February 17, 1993 that has not been materially modified.

               The Committee intends to qualify all compensation expense as deductible for federal income tax purposes. The compensation packages of the named officers (other than Mr. Bailey) were comprised of base salary and stock compensation, and the highest total base salary is within the $1 million limit. The stock compensation awarded to those officers and Mr. Bailey's incentive compensation package has the potential to result in total compensation in excess of the $1 million limit of Section 162(m). KCSI believes it is and has taken all steps necessary, including requesting or obtaining stockholder approval, so that any compensation expense that KCSI may incur as a result of awards under its stock option and incentive compensation plans qualify as performance-based compensation for purposes of Section 162(m) so that any portion of this component of the executive compensation packages will be deductible for federal income tax purposes.

          The Compensation and Organization Committee.

               A. Edward Allinson
               James E. Barnes, Chairman
               Morton I. Sosland

          STOCK PERFORMANCE GRAPH

               The following graph shows the changes in value over the five years ending December 31, 1997 of an assumed investment of $100 in: (i) KCSI's Common Stock; (ii) the stocks that comprise the Dow Jones Transportation Average Index(1); and (iii) the stocks that comprise the S&P 500 Index(2). The table following the graph shows the value of those investments as of December 31 of each of the years indicated. The value for the assumed investments depicted on the graph and in the table has been calculated assuming that cash dividends are reinvested at the end of each quarter during the fiscal year paid.

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                             RELATIVE MARKET PERFORMANCE
                                TOTAL RETURN 1993-1997

                             [Stock Graph Inserted Here]






          Year Ended
          December 31,   1992 1993      1994      1995      1996      1997
          --------------------------------------------------------------------
          KCSI Total
          Return         $100 $211.93   $128.07   $191.19   $189.70   $404.17

          Dow Jones      $100 $122.98   $103.48   $143.65   $164.98   $244.28
          Transportation
          Average Total
          Return

          S&P 500 Index  $100 $110.08   $111.53   $153.45   $188.68   $251.64
          Total Return

          -------------------------------------------------------------------

          1 The Dow Jones Transportation Average is an index prepared by Dow Jones & Co., Inc., an independent company.

          2 The S&P 500 is an index prepared by Standard and Poor's Corporation, an independent company. The S&P 500 Index reflects the change in weighted average market value for 500 companies whose shares are traded on the New York Stock Exchange, American Stock Exchange and in the over-the-counter market. Information concerning Standard and Poor's Corporation and the S&P 500 Index is available on the Internet at www.stockinfo.standardpoor.com.

          SUMMARY COMPENSATION TABLE
          --------------------------

                The Summary Compensation Table shows certain information concerning the compensation earned by the Chief Executive Officer of KCSI and certain of the most highly compensated executive officers for 1997 (based upon the total salary and bonus for 1997).

                                                                                     Long Term
                                                  Annual Compensation            Compensation Awards

         Name                                                                    Securities
         and                                                     Other Annual    Underlying      All  Other
       Principal                                                 Compensation    Options/       Compensation
        Position         Year       Salary($)     Bonus <F1>($)       ($)        SARs (#)          ($)
     ------------------------------------------------------------------------------------------------------

     Landon H. Rowland   1997       750,000       ---            57,900<F2>      ---           $114,801
     Chairman of the     1996       500,004       ---            52,252          459,00         88,816
     Board, President    1995       500,004       ---            ---             ---            187,702
     and Chief Executive
     Officer

     Michael R. Haverty  1997       500,004       ---            ---             ---           $ 87,500<F3>
     Executive Vice      1996       500,004       ---            ---             135,000         66,191
     President           1995<F3>   310,486       ---            ---             750,000        104,134

     Thomas H. Bailey    1997       900,000       675,000        ---             ---           $ 75,667<F4>
     Chairman of the     1996       585,000       400,000        ---             ---             74,747
     Board, President    1995       590,000       ---            ---             ---             69,244
     and Chief Executive
     Officer of Janus
     Capital Corporation
     Corporation

     Joseph D. Monello   1997       250,008       ---            ---             ---           $ 62,640<F5>
     Vice President and  1996       250,008       ---            ---             ---             63,637
     Chief Financial     1995       198,900       198,900        ---             315,000         31,282
     Officer

     Danny R. Carpenter  1997       190,008       ---            ---             ---           $ 43,751<F6>
     Vice President -    1996       190,008       ---            ---             ---             48,697
     Finance             1995       154,500       154,500        ---             204,000         32,272
     ----------------------------------------------------------------------------------------------------

          <F1> The bonus for Messrs. Monello and Carpenter represented cash awards under KCSI's incentive compensation program and the bonus for Mr. Bailey for 1997 was under a performance based incentive compensation plan approved by stockholders in 1997.

          <F2> Other Annual Compensation for Mr. Rowland includes premiums on disability insurance policy of $53,877. All other compensation for Mr. Rowland for 1997 is comprised of: (i) contributions to his account under the KCSI ESOP of $6,400;
               (ii) interest on deferred director's fees of $1,678; (iii) an estimated contribution to his account under KCSI's 401(k) plan of $4,800; (iv) an estimated contribution to his account under KCSI's profit sharing plan of $4,800; (v) an amount estimated to be credited to his account under the KCSI Executive Plan of $71,500; and (vi) premiums on group term life insurance of $25,623. As of December 31, 1997, Mr. Rowland held no shares of restricted stock.

          <F3> Mr. Haverty has been employed by KCSI since May 1995.  All other compensation for Mr. Haverty for 1997 is comprised of: (i) a contribution to his account under the KCSI ESOP of $6,400; (ii) an estimated contribution to his account under KCSI's 401(k) plan of $4,800; and (iii) an estimated contribution to his account under KCSI's profit sharing plan of $4,800; and (iv) an amount estimated to be credited to his account under the KCSI Executive Plan of $71,500.
               As of December 31, 1997, Mr. Haverty held no shares of restricted stock.

          <F4> All other compensation for Mr. Bailey for 1997 is comprised of: (i) director's fees in the amount of $5,000 and $54,667, paid to Mr. Bailey in his capacity as director of Janus Capital Corporation and Janus Investment Fund and the Janus Aspen Series, respectively; and (ii) a contribution to his
               account under the KCSI ESOP of $6,400;   (iii) an estimated
               contribution  to his  account under KCSI's  401(k)  plan of
               $4,800;   and (iv) an estimated contribution to his account
               under Janus'profit sharing plan of $4,800.   As of December
               31, 1997, Mr. Bailey held no shares of restricted stock.

          <F5> All  other  compensation  for   Mr.  Monello  for  1997   is
               comprised of: (i) a contribution to his account under the KCSI ESOP of $6,400; (ii) an estimated contribution to his account under KCSI's 401(k) plan of $4,800; (iii) an estimated contribution to his account under KCSI's profit sharing plan of $4,800; and (iv) an amount estimated to be credited to his account under the KCSI Executive Plan of $27,751. As of December 31, 1997, Mr. Monello held no shares of restricted stock.

          <F6> All  other  compensation  for  Mr.  Carpenter  for  1997  is comprised of: (i) a contribution to his account under the KCSI ESOP of $6,400; (ii) an estimated contribution to his account under KCSI's 401(k) plan of $4,800; (iii) an estimated contribution to his account under KCSI's profit sharing plan of $4,800; and (iv) an amount estimated to be credited to his account under the KCSI Executive Plan of $17,251. As of December 31, 1997, Mr. Carpenter held 3,000 shares of restricted stock, which had a market value at that time of $93,186.


          1997 AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES
          -----------------------------------------------------------

               The following table sets forth information with respect to the aggregate option exercises during 1997 by the named Executive Officers and the number and value of options held by such officers as of December 31, 1997 (the last trading day of the year).

     ---------------------------------------------------------------------------
          (a)       (b)         (c)          (d)            (e)

                                             Number of
                                             Securities     Value of
                                             Underlying     Unexercised
                                             Unexercised    In-the-Money
                                             Options/SARs   Options/SARs
                    Shares                   at FY-End      at FY-End
                    Acquired                     (#)            ($)
                       on        Value
                    Exercise  Realized<F1>   Exercisable/   Exercisable/
          Name         (#)        ($)        Unexercisable  Unexercisable<F1>
     ---------------------------------------------------------------------------

     Landon H.        -0-     N/A            2,763,000/-0-  67,935,811/-0-
     Rowland

     Michael R.       -0-     N/A            885,000/-0-    14,815,655/-0-
     Haverty

     Thomas H.        -0-     N/A            -0-/-0-        N/A
     Bailey

     Joseph D.      42,000    1,131,593      471,000/-0-    8,493,447/-0-
     Monello

     Danny R.         -0-     N/A            261,000/-0-    4,201,819/-0-
     Carpenter
     ---------------------------------------------------------------------------

          <F1> The dollar  value in  columns (c) and  (e) is  calculated by determining the difference between the fair market value of the securities underlying the options and the exercise price of the options on the date of exercise or December 31, 1997 (the last trading day of 1997), respectively, times the number of options exercised or held at year end.


          EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS WITH NAMED EXECUTIVE OFFICERS

          EMPLOYMENT AGREEMENTS WITH THE NAMED EXECUTIVE OFFICERS

               MR. ROWLAND. KCSI entered into an Amended and Restated Employment Agreement with Mr. Rowland effective September 18, 1997, which provides for Mr. Rowland's continued employment as President and Chief Executive Officer of KCSI.

               The Employment Agreement provides that Mr. Rowland is to serve at the pleasure of KCSI's Board of Directors and does not contain a fixed term of employment. Pursuant to the Employment Agreement, Mr. Rowland receives a fixed annual base salary of $750,000, which is not to be increased prior to January 1, 2000 and is not to be reduced except by mutual agreement of KCSI and Mr. Rowland or except as part of a general salary reduction program applicable to all officers of KCSI. Mr. Rowland is not entitled to participate in any KCSI incentive compensation plan for the years 1997, 1998 and 1999, but continues to participate in other benefit plans or programs of KCSI generally available to executive employees and is provided with certain disability insurance coverage and life insurance payable to beneficiaries designated by him. Under the Employment Agreement the value of Mr. Rowland's annual compensation is fixed at $875,000 for purposes of cash compensation based benefit plans.

               The Employment Agreement provides for twenty-four (24) months of severance pay at an annual rate equal to Mr. Rowland's base salary and for certain health and life insurance benefits in the event of the termination of his employment without cause, other than in connection with a change in control of KCSI (as defined in the Employment Agreement), unless such benefits are provided by another employer. In the year in which termination occurs, Mr. Rowland shall remain eligible to receive benefits under the KCSI Incentive Compensation Plan, if any, and the KCSI Executive Plan. After termination, Mr. Rowland shall not be entitled to accrue or receive any benefits under any other employee benefit plan, except he will be entitled to participate in the KCSI Profit Sharing Plan, the KCSI Employee Stock Ownership Plan and the KCSI 401(k) Plan in the year of termination if he meets the requirements for participation in such termination year.

               As part of the Employment Agreement, Mr. Rowland has agreed not to use or disclose any KCSI trade secret (as defined in the Employment Agreement) after any termination of his employment and not to engage in, or manage, a business in competition with any business conducted by KCSI or its subsidiaries, in any country or jurisdiction in which KCSI or any of its subsidiaries conduct business, for a period of three years following Mr. Rowland's resignation or termination of his employment for cause or due to his disability.

               During the period of his employment under the Employment Agreement, Mr. Rowland has agreed to retain ownership in himself or members of his immediate family of at least a majority of the number of shares of (i) KCSI Common Stock ("Restricted Stock") awarded to Mr. Rowland in connection with his previous employment agreement dated January 1, 1992 and (ii) shares of KCSI stock acquired upon exercise of stock options granted on or after December 12, 1991 (other than shares transferred to KCSI to pay the purchase price upon the exercise of stock options or used to satisfy tax withholding requirements).

               If there is a change in control of KCSI during the term of the Employment Agreement, Mr. Rowland's employment, executive capacity, salary and benefits would be continued for a three-year period at levels in effect on the control change date (as defined in the Employment Agreement) at a rate not less than twelve times the highest monthly base salary paid or payable to him in the twelve months prior to any change in control. During such three-year period, Mr. Rowland would also be eligible to participate in all benefit plans made generally available to executives of his level or to the employees of KCSI generally, would be eligible to participate in any KCSI incentive compensation plan, and would be entitled to immediately exercise all outstanding stock options and receive a lump-sum cash payment equal to the fair market value of all non-vested options. If the amounts payable during this three-year period are discretionary, the benefits continued shall not be less than the average annual amount for the three years prior to the change in control and incentive compensation shall not be less than 75% of the maximum amount which could have been paid to Mr. Rowland under the terms of the incentive compensation plan. With respect to unfunded employer obligations under the benefit plans, Mr. Rowland would be entitled to a discounted cash payment of amounts to which he is entitled. Mr. Rowland's employment may be terminated after the control change date, but where it is other than "for cause" (as defined in the Employment Agreement) he would be entitled to payment of his base salary through termination plus a discounted cash severance payment equal to 175 percent of three times his annual base salary and continuation or payment of benefits for a three-year period at levels in effect on the control change date. Mr. Rowland is also permitted to resign employment after a change in control upon "good reason" (as defined in the Employment Agreement) and advance written notice, and to receive the same payments and benefits as if his employment had been terminated by KCSI. Mr. Rowland's Employment Agreement also provides for payments to him necessary to relieve him of certain adverse federal income tax consequences if amounts received under the Agreement involve "parachute payments" under Section 4999 of the Internal Revenue Code. In addition, upon a change in control of KCSI, funds are to be placed in trust to secure the obligations to pay any legal expenses of Mr. Rowland in connection with disputes arising with respect to the Employment Agreement.

               MESSRS.  CARPENTER, HAVERTY AND  MONELLO.  KCSI  has entered into Amended and Restated Employment Agreements with Messrs. Carpenter and Monello effective September 18, 1997. In addition, KCSI and KCSR have entered into an Amended and Restated Employment Agreement with Mr. Haverty also effective September 18, 1997. These Employment Agreements provide, respectively, for Mr. Carpenter's continued employment as Vice-President-Finance, Mr. Haverty's continued employment as President and Chief Executive Officer of KCSR and Mr. Monello's continued employment as Vice President & Chief Financial Officer of KCSI. KCSI also agreed to continue to cause Mr. Haverty to be elected and retained as Executive Vice President of KCSI and Director of KCSR and to use its best efforts to enable Mr. Haverty to continue to be elected as a director of KCSI. The Employment Agreements are subject to termination under certain circumstances.

               Pursuant to his Employment Agreement, Mr. Haverty is to receive a base salary of $500,000 per year that shall not be increased prior to January 1, 1999 and shall not be reduced except as agreed to by the parties or as part of a general salary reduction by KCSR applicable to all officers of KCSR. During 1996, 1997 and 1998, Mr. Haverty is not entitled to participate in any KCSI or KCSR incentive compensation plans, but is eligible to participate in other benefit plans or programs generally available to executive employees of KCSR. The Employment Agreement provides that the value of Mr. Haverty's annual compensation is fixed at $875,000 for purposes of cash compensation based benefit plans.

               Pursuant to their Employment Agreements, Messrs. Carpenter and Monello receive as compensation for their services an annual base salary at the rate in effect on January 1, 1996. Such salary shall not be increased prior to January 1, 1999 and shall not be reduced except as agreed to by the parties or as part of a general salary reduction by KCSI applicable to all officers of KCSI. Under the Employment Agreements, neither Mr. Carpenter nor Mr. Monello is entitled to participate in any KCSI or KCSR incentive compensation plan during 1996, 1997 or 1998, but is eligible to participate in other benefit plans or programs generally available to executive employees of KCSI. The Employment Agreements provide that the value of Messrs. Carpenter's and Monello's annual compensation is fixed at 175 percent of their annual base salaries for purposes of cash compensation benefit plans.

               In the event of termination without cause by KCSI, Messrs. Carpenter, Haverty and Monello would be entitled to twelve months of severance pay at an annual rate equal to their base salary and for reimbursement for the costs of continuing or obtaining comparable health and life insurance benefits unless such benefits are provided by another employer. In the year in which termination occurs, Messrs. Carpenter, Haverty and Monello shall remain eligible to receive benefits under the KCSI Incentive Compensation Plan, if any, and the KCSI Executive Plan. After termination, the officers shall not be entitled to accrue or receive benefits under any other employee benefit plan, except the officers will be entitled to participate in the KCSI Profit Sharing Plan, The KCSI Employee Stock Ownership Plan and the KCSI 401(k) Plan in the year of termination if such officer meets the requirements for participation in such termination year.

               As part of the Employment Agreement, Messrs. Carpenter, Haverty and Monello have agreed not to use or disclose any KCSI trade secret (as defined in the Employment Agreements) after any termination of their employment and shall, immediately upon termination of employment return to KCSI or its subsidiaries or affiliates any trade secrets in their possession which exist in tangible form.

               If there is a change in control of KCSI (as defined in the Employment Agreements) during the term of the Employment Agreements, the officers' employment, executive capacity, salary and benefits would be continued for a three-year period at levels in effect on the control change date (as that term is defined in the Employment Agreements). During the three-year period, salary is to be paid at a rate not less than twelve times the highest monthly base salary paid or payable to the officers by KCSI in the twelve months immediately prior to any change in control. During the three-year period, the officers also would be eligible to participate in all benefit plans made generally available to executives of their level or to the employees of KCSI generally, would be eligible to participate in any KCSI incentive compensation plan and would be entitled to immediately exercise all outstanding stock options and receive a lump-sum cash payment equal to the fair market value of all non-vested options. If the amounts payable during this three-year period are discretionary, the benefits continued shall not be less than the average annual amount for the three years prior to the change in control and incentive compensation shall not be less than 75% of the maximum amount which could have been paid to the officers under the terms of the incentive compensation plan. With respect to unfunded employer obligations under benefit plans, the officers would be entitled to a discounted cash payment of amounts to which they are entitled. The officers' employment may be terminated after the control change date, but where it is other than "for cause" (as defined in the Employment Agreements) they would be entitled to payment of their base salary through termination plus a discounted cash severance payment equal to 175 percent of three times their annual base salaries and continuation or payment of benefits for a three-year period at levels in effect on the control change date. The officers are also permitted to resign employment after a change in control upon "good reason" (as that term is defined in the Employment Agreements) and advance written notice, and to receive the same payments and benefits as if their employment had been terminated. The Employment Agreements also provide for payments to such officers necessary to relieve them of certain adverse federal income tax consequences if amounts received under the Agreements involve "parachute payments" under
          Section 4999 of the Internal Revenue Code. In addition, upon a change in control of KCSI, funds are to be placed in trust to secure the obligations to pay any legal expense of the officers in connection with disputes arising with respect to the Employment Agreements.

               MR. BAILEY. Mr. Bailey has the right under an agreement to require KCSI to purchase his shares of stock of Janus Capital Corporation at a price equal to fifteen times the defined after-tax earnings per share of Janus Capital Corporation for the year ended December 31, 1987, or if greater, the year ended immediately prior to the date of his notice. Under that agreement, Mr. Bailey is also entitled upon a termination of his employment within one year of a defined change of ownership of KCSI to receive a payment equal to his prior year's current and deferred compensation.

          INDEMNIFICATION AGREEMENTS

               In 1987, KCSI entered into Indemnification Agreements with its officers and, as approved by KCSI's stockholders at the 1987 Annual Meeting, its directors. Such agreements are intended to supplement KCSI's officer and director liability insurance and to provide the officers and directors with specific contractual assurance that the protection provided by KCSI's Bylaws will continue to be available regardless of, among other things, an amendment to the Bylaws or a change in management or control of
          KCSI.  The  Indemnification  Agreements  provide   for  prompt
          indemnification "to the fullest extent permitted by law" and for the prompt advancement of expenses, including attorney's fees and all other costs and expenses incurred in connection with any action, suit or proceeding in which the director or officer is a witness or other participant, or to which the director or officer is a party, by reason (in whole or in part) of service in certain capacities. Under the Agreements, KCSI's determinations of indemnity are made by a committee of disinterested directors unless a change in control of KCSI has occurred, in which case the KCSI determination is made by special independent counsel. The Agreements also provide a mechanism to seek court relief if indemnification or expense advances are denied or not received within periods provided in the Agreement. Indemnification and advancement of expenses are also provided with respect to a court proceeding initiated for a determination of rights under the agreement or of certain other matters. KCSI has entered into such Indemnification Agreements with all current directors and officers of KCSI.

          CHANGE IN CONTROL ARRANGEMENTS

               KCSI has established a series of trusts that are intended to secure the rights of its officers, directors, employees, former employees and others (the "Beneficiaries") under various contracts, benefit plans, agreements, arrangements and commitments. The function of each trust is to receive contributions from KCSI and, following a change in control of KCSI (as defined by the trust), in the event that KCSI fails to honor certain obligations to a Beneficiary, the trust shall distribute to the Beneficiary amounts accumulated in such Beneficiary's trust account sufficient to discharge KCSI's obligation as such amounts become due and payable. Most of the trusts require KCSI to be solvent, as a condition to making distributions and certain trusts allow distributions upon Board of Directors approval prior to a change in control. Trusts have been instituted with respect to the employment continuation commitments under the KCSI Employment Agreements, the Executive Plan, the Directors Deferred Fee and Retirement Plans, the Indemnification Agreements, Stock Option Plans, and KCSI's charitable contribution commitments in addition to certain other agreements, commitments and arrangements. The trusts are revocable until a change in control of KCSI and will terminate automatically if no such change in control occurs prior to December 31, 1998, unless the trusts are extended prior to such date.

               KCSR has established similar trusts relating to its employment continuation commitments under the Employment Agreements, Directors Deferred Fee Plans and incentive compensation  arrangements,  in addition to certain  other
          agreements, commitments and arrangements.   KCSR also established
          a similar trust with respect to its participation in the Executive Plan. As with the KCSI trusts, distributions under the KCSR trust are tied to failures by the respective companies to honor their obligations to their respective Beneficiaries following a change in control of KCSI.

          OTHER COMPENSATORY PLANS
          ------------------------

               KCSI and its subsidiaries maintain compensation plans for certain of their officers and employees. The description of the plans set forth below is of those plans under which the executives named in the Summary Compensation Table would be eligible to receive benefits in excess of $100,000 if they were to have retired from or terminated their employment with KCSI or its subsidiaries on December 31, 1997.

          THE EMPLOYEE STOCK OWNERSHIP PLAN

               The Employee Stock Ownership Plan (the "ESOP") is designed to be a qualified employee stock ownership plan under the Internal Revenue Code of 1986, as amended (the "Code"). Employees of KCSI and certain of its subsidiaries, including Janus Capital Corporation, participate in the KCSI ESOP.

                By its terms, the ESOP  will continue until terminated.  All employees of KCSI and certain  KCSI subsidiaries not subject to a
          collective  bargaining   agreement  become   eligible  to   begin
          participation in the KCSI ESOP on January 1 or July 1 coincident with or immediately following commencement of their employment. As of December 31, 1997, approximately 1,640 employees of KCSI
          and   certain  of  its  subsidiaries,  including  all  of  KCSI's executive  officers, were  eligible to  participate  in the  KCSI
          ESOP.

               The KCSI ESOP is designed to invest primarily in shares of KCSI Common Stock. KCSI will provide funding for the ESOP through contributions in cash or in shares of KCSI Common Stock as determined each year by the Board of Directors. Participants may not make contributions to the ESOP. Contributions will be limited by the maximum contribution limitations for qualified employee stock ownership plans under the Code.

               Allocations, if  any, to  participant accounts  in the  KCSI
          ESOP with respect to any plan year are based upon each participant's proportionate share of the total compensation paid during the plan year to all participants in the KCSI ESOP, subject to Code maximum allocation limitations. Forfeitures are similarly allocated. For this purpose, compensation includes only compensation received during the period the individual was actually a participant in the ESOP.

               A participant with less than five years of service is not vested in KCSI's contributions, forfeitures and earnings. However, a participant becomes 100% vested upon completion of five years of service. In addition, a participant becomes 100% vested at retirement, death or disability. Participants have been given credit for vesting purposes for years of service rendered to KCSI or its subsidiaries prior to the establishment of the ESOP.

               Each participant has the right to direct the trustee as to the manner in which (a) to vote any KCSI stock allocated to his or her account in the ESOP as of the applicable record date of any stockholder meeting on any matters put to a stockholder vote, and (b) to respond with respect to a tender offer, exchange offer or any other offer to purchase KCSI stock allocated to the participant's account. The ESOP provides that shares allocated to the accounts of participants who have not timely instructed the trustee how to vote, tender, exchange or sell such shares, and any unallocated shares will be voted, tendered, exchanged or sold in the same proportions as the shares for which the trustee has received timely instructions.

               Distributions of benefits under the ESOP will be made in connection with a participant's death, disability, retirement or other termination of employment. In addition, participants who have attained age fifty-five and have at least ten years of participation in the ESOP have the option to diversify the investment of their account balances by having the trustee distribute a portion of their account balances. A participant in the KCSI ESOP has the right to select whether payment of his or her benefit will take the form of cash, whole shares of KCSI stock or a combination thereof. In the event no election is made, the payment shall be made in KCSI stock. A participant may further opt to receive payment in a lump sum, in installments or in a combination thereof. In the event that the Board of Directors declares a cash dividend on the KCSI Common Stock, at the discretion of the Advisory Committee, dividends paid on the shares of Common Stock held by the ESOP may be: (i) paid directly to participants on the basis of the number of shares of Common Stock allocated to each participant's account; (ii) retained by the ESOP; or (iii) used by the ESOP to pay interest or principal on indebtedness incurred to acquire the shares on which the dividends are paid.

               Pursuant to the ESOP trust agreement, a trust fund has been established to hold contributions thereto and the proceeds from investments for the benefit of ESOP participants. The KCSI ESOP is administered by an Advisory Committee appointed by KCSI's Board of Directors. The current members of the Advisory Committee are officers and/or employees of KCSI or Janus. As trustee, UMB Bank, N.A. has the power to invest the ESOP's funds, to sell the securities and other properties of the ESOP, and to change the ESOP's investments from time to time. The KCSI ESOP may be amended by KCSI's Board of Directors or the Compensation and Organization Committee and such amendment could increase the costs to KCSI, although it may not adversely affect any person's accrued benefits under the ESOP.

               As of the Record Date, the ESOP held 5,340,746 shares of KCSI's Common Stock, all of which are allocated to participants' accounts. The shares allocated to participants' accounts do not reflect allocations made subsequent to December 31, 1997, that for purposes of the ESOP are allocated to participants' accounts as of December 31, 1997. The ESOP borrowed funds to purchase a number of the shares it holds, which borrowing was secured by such shares and by a KCSI guaranty. The debt was fully repaid in August 1995. The debt was paid through contributions by KCSI and participating subsidiaries to the ESOP and a portion of the dividends paid on the ESOP shares.

          KCSI PROFIT SHARING PLAN

               The Profit Sharing Plan is a qualified, non-contributory, defined contribution plan. As of January 1, 1997, employees of KCSI and certain of its subsidiaries who have met certain standards as to hours of service are eligible to receive allocations under the Profit Sharing Plan. Contributions to the Profit Sharing Plan are made at the discretion of the KCSI Board of Directors in amounts not to exceed the maximum allowable deduction for federal income tax purposes and certain allocation limits under the Internal Revenue Code of 1986, as amended (the "Code"). No minimum contribution is required. Subject to Code maximum allocations limitations, each participant is allocated the same percentage of the total contribution as the participant's compensation bears to the total compensation of all participants. Prior to January 1, 1996, vesting occurs under the Profit Sharing Plan at the rate of 10 percent for each year of service for the first four years and thereafter at the rate of 20 percent until the participant is fully vested. As of January 1, 1996, the vesting schedule was changed to a rate of 25 percent at three years of service, 50 percent at four years of service and 100 percent at five years of service. A participant's interest also becomes fully vested at retirement, death or disability.

               Distribution of benefits under the Profit Sharing Plan will be made in connection with a participant's death, disability, retirement or other termination of employment. A participant has the right to elect whether payment of his or her benefits will be in a lump sum, in installments, or in a combination thereof.

               The assets of the Profit Sharing Plan are held in a trust fund by a trustee appointed by the KCSI Board of Directors. The Profit Sharing Plan is administered by an Advisory Committee appointed by KCSI's Board of Directors. The current members of the Advisory Committee are officers and employees of KCSI. The trustee has the responsibility for holding and investing Profit Sharing Plan assets other than assets managed by an investment manager or managers appointed by the Advisory Committee. The Profit Sharing Plan may be amended by KCSI's Board of Directors and such amendment could increase the cost to KCSI, although it may not adversely affect any person's accrued benefits under the Profit Sharing Plan.

          KCSI EXECUTIVE PLAN

               Due to contribution limitations under the Code and ERISA and eligibility requirements under KCSI's qualified plans, the Executive Plan provides benefits in addition to the annual contributions permitted under qualified plans of KCSI and certain subsidiary companies. The Executive Plan is a non-qualified plan for participants who are certain employees and officers of KCSI and certain subsidiary companies.

               The benefit accrued on behalf of each participant in the Executive Plan equals the amount which would have been contributed for such participant under the various qualified plans without regard to statutory contribution limitations or eligibility requirements, less the amount participants were entitled to receive under such plans (assuming, with respect to KCSI's 401(k) Plan, that the participant was entitled to receive the maximum matching contribution). Each participant may elect to receive the annual benefit available under the Plan either in cash or through a grant of non-qualified stock options to purchase shares of common stock of KCSI. For purposes of the Executive Plan, compensation includes base compensation plus cash incentive compensation; however, if KCSI and the participant have agreed that the participant's compensation is a fixed amount for purposes of the plan, such amount is deemed to be the participant's compensation. The compensation of Mr. Rowland has been fixed at $875,000, and compensation for Messrs. Carpenter, Monello and Haverty has been fixed at 175 percent of their annual base salaries for the plan as provided in their Employment Agreements.

          JANUS PROFIT SHARING PLAN

               The Janus Profit Sharing Plan is a qualified, non-contributory, defined contribution plan administered by Janus' Profit Sharing Advisory Committee. Employees of Janus and certain of its subsidiaries who have completed one year of service and meet certain standards as to hours of service are eligible to receive allocations under the Janus Profit Sharing Plan. Effective as of January 1, 1996, the requirement of one year of service was eliminated. Contributions to the Janus Profit Sharing Plan are at the discretion of the Board of Directors with no minimum contribution required. Each participant is allocated the same percentage of the total contribution as the participant's compensation bears to the total compensation of all participants. The Janus Profit Sharing Plan provides for vesting at the rate of 25 percent after three years of service, 50 percent after four years of service, and 100 percent after five years of service. A participant's interest also becomes fully vested at retirement, death or disability.

                                STOCKHOLDER PROPOSALS

               To be properly brought before the Annual Meeting, a proposal must be either (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder.

          DIRECTOR NOMINATIONS
          --------------------

               With respect to stockholder nominations of candidates for KCSI's Board of Directors, KCSI's Bylaws provide that not less than 45 days nor more than 90 days prior to the date of any meeting of the stockholders at which directors are to be elected (the "Election Meeting") any stockholder who intends to make a nomination at the Election Meeting shall deliver a notice in writing (the "Stockholder's Notice") to the Secretary of KCSI setting forth (a) as to each nominee whom the stockholder proposes to nominate for election or re-election as a director,
          (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of KCSI that are beneficially owned by the nominee, and (iv) any other information concerning the nominee that would be required, under the rules of the Securities and Exchange Commission, in a proxy statement soliciting proxies for the election of such nominee; and (b) as to the stockholder giving the notice, (i) the name and address of the stockholder and (ii) the class and number of shares of capital stock of KCSI which are beneficially owned by the stockholder and the name and address of record under which such stock is held; provided, however, that in the event that the Election Meeting is designated by the Board of Directors to be held at a date other than the first Tuesday in May and less than 60 days' notice or prior public disclosure of the date of the Election Meeting is given or made to stockholders, to be timely, the Stockholder's Notice is given or made to stockholders, to be timely, the Stockholder's Notice must be so delivered not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. The Stockholder's Notice shall include a signed consent of each such nominee to serve as a director of KCSI, if elected. KCSI may require any proposed nominee or stockholder proposing a nominee to furnish such other information as may reasonably be required by KCSI to determine the eligibility of such proposed nominee to serve as a director of KCSI or to properly complete any proxy or information statement used for the solicitation of proxies in connection with such Election Meeting.

           MATTERS OTHER THAN DIRECTOR NOMINATIONS
          ---------------------------------------

               In addition to any other applicable requirements, for a proposal to be properly brought before the meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of KCSI. To be timely, such a stockholder's notice must be delivered to or mailed and received at the principal executive offices of KCSI, not less than 45 days nor more than 90 days prior to the meeting; provided, however, that in the event that the meeting is designated by the Board of Directors to be held at a date other than the first Tuesday in May and less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, the notice by the stockholder must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of capital stock of KCSI which are beneficially owned by the stockholder and the name and address of record under which such stock is held and (iv) any material interest of the stockholder in such business.

          1999 ANNUAL MEETING PROXY STATEMENT
          -----------------------------------

               If a holder of KCSI Common Stock or Preferred Stock wishes to present a proposal, other than the election of a director, in KCSI's Proxy Statement for next year's annual meeting of stockholders, such proposal must be received by KCSI on or before November 26, 1998. Such proposal must be made in accordance with the applicable laws and rules of the Securities and Exchange Commission and the interpretations thereof. Any such proposal should be sent to the Corporate Secretary of KCSI at 114 West 11th Street, Kansas City, Missouri 64105-1804.

               SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

               Section 16(a) of the Securities Exchange Act of 1934, as amended, requires KCSI's directors, executive officers and certain other officers, and persons, legal or natural, who own more than 10 percent of KCSI's Common Stock or Preferred Stock (collectively "Reporting Persons"), to file reports of their ownership of such stock, and the changes therein, with the Securities and Exchange Commission, the New York Stock Exchange and KCSI (the "Section 16 Reports"). Based solely on a review of the Section 16 reports for 1997 and any amendments thereto furnished to KCSI and written representations from certain of the ReportingPersons,no Reporting Person was late in its reporting obligations.

                                    OTHER MATTERS

               The Board of Directors knows of no other matters  that are expected to be presented for consideration at the Annual Meeting. KCSI's Bylaws require that stockholders intending to bring business before an Annual Meeting, including the nomination of candidates for election to the Board of Directors, give timely and sufficient notice thereof to the Secretary of KCSI, not more than 90 and no less than 45 days before an Annual Meeting held on the date specified in KCSI's Bylaws and provide certain additional information. As of the date of this Proxy Statement, no such notice has been received. However, if other matters properly come before the meeting, it is intended that persons named in the accompanying proxy will vote on them in accordance with their best judgment.

               Notwithstanding anything to the contrary set forth in any of KCSI's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation and Organization Committee Report on Executive Compensation and the Performance Graph included herein shall not be incorporated by reference into any such filings.

                                        By Order of the Board of Directors



                                        Richard P. Bruening
                                        Vice President, General Counsel
                                        and Corporate Secretary

          Kansas City, Missouri
          March 27, 1998


               KCSI's Annual Report accompanying this proxy includes KCSI's Annual Report on Form 10-K for the year ended December 31, 1997 (without exhibits) as filed with the Securities and Exchange Commission (the "SEC"). The Annual Report on Form 10-K includes a list of all exhibits thereto. KCSI will furnish copies of such exhibits upon written request therefor and payment of KCSI's reasonable expenses in furnishing such exhibits. Each such request must set forth a good faith representation that, as of the Record Date, the person making such request was a beneficial owner of Voting Stock entitled to vote at the Annual Meeting. Such written request should be directed to the Corporate Secretary of KCSI, 114 West 11th Street, Kansas City, Missouri 64105-1804. The Annual Report on Form 10-K for the year ended December 31, 1997 with exhibits, as well as other filings by KCSI with the SEC, are also available through the SEC's Internet site at www.sec.gov.

                                                                  EXHIBIT A
                               BERGER ASSOCIATES, INC.
                                  STOCK OPTION PLAN


               THE PLAN. Berger Associates, Inc. (the "Company") hereby establishes the Berger Associates, Inc. Stock Option Plan as amended by the first amendment dated December 19, 1997, as set forth herein and as it may from time to time be further amended (the "Plan"), effective as of the date of execution as set forth on the signature page hereof.

               1.   PURPOSE.  The purpose of the Plan is to provide a means
          by which key employees of the Company and its Subsidiaries can acquire and maintain Stock ownership, thereby strengthening their commitment to the success of the Company and their desire to remain employed by the Company and its Subsidiaries. It is anticipated that the acquisition of such Stock ownership will stimulate the efforts of such employees on behalf of the Company, strengthen their desire to continue in the service of the Company and encourage shareholder and entrepreneurial perspectives through employee stock ownership. It is also anticipated that the opportunity to obtain such Stock ownership will prove attractive to promising new key employees and will assist the Company in attracting such employees.

               2.   DEFINITIONS.

               As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions and the terms set forth below shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

               (a) "Affiliate" means any corporation or other entity which directly or through intervening entities owns more than 50% of the combined voting power or value of all shares of stock of a corporation or more than 50% of the capital and profits interest of an unincorporated entity, and any corporation or other entity so owned by an Affiliate.

               (b)  "Award" means an option granted under the Plan.

               (c)  "Award  Agreement"   has  the   meaning  specified   in
          Section 4(b)(v).

               (d)  "Board" means the Board of Directors of the Company.

               (e) "Cause" (i) if the terms and conditions of the Grantee's employment by the Company are governed by an employment contract that addresses termination for cause and defines "cause" or "for cause" for such purpose, "Cause" means "cause" or "for cause" as defined in such employment contract, or (ii) in all other cases means (A) the continued failure of the Grantee to perform his duties in a manner substantially consistent with the manner prescribed by the Board or by an executive officer more senior to the Grantee (other than any such failure resulting from his incapacity due to physical or mental illness), (B) the engaging by the Grantee in misconduct materially injurious to the Company, (C) any action or omission of the Grantee which is a material violation of the Company's, Securities and Exchange Commission's or other federal or state regulatory agency's standards of conduct or ethical rules, or (D) commission by the Grantee of a felony or other crime involving dishonesty or moral turpitude, whether or not such felony or other crime was committed in connection with the Company's business.

               (f) "Code" means the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder. References to a particular section of the Code shall include references to successor provisions.

               (g)  "Committee" means  the committee appointed  pursuant to
          Section 4.

               (h) "Company" has the meaning set forth in the introductory paragraph.

               (i) "Disability" means, as relates to the exercise of an incentive stock option after Termination of Employment, a disability within the meaning of Section 22(e)(3) of the Code, and for all other purposes, a mental or physical condition which, in the opinion of the Committee, renders a Grantee unable to perform the essential functions of his job with or without reasonable accommodation, and which is expected to be permanent or for an indefinite duration exceeding one year.

               (j) "Effective Date" means the date of execution of the Plan as set forth on the signature page hereof.

               (k) "Fair Market Value" of a share of Stock as of any date means the Fair Market Value determined by the Committee in good faith in accordance with Appendix I.

               (l) "Grant Date" means the date on which an Award shall be duly granted, as determined in accordance with Section 6(a)(i).

               (m) "Grantee" means an individual who has been granted an Award.

               (n) "including" or "includes" means "including, without limitation," or "includes, without limitation."

               (o) "Optionee" means the Grantee or such other person who has been assigned or who has succeeded pursuant to Section 6(e)(vii), Section 7, or Section 12(c) to the Grantee's right to exercise an option.

               (p) "Option Price" means the per share purchase price of Stock subject to an option.

               (q) "Permitted Transferee" means a person who is Grantee's spouse, lineal ancestor, lineal descendant, a spouse of such ancestor or descendant, a trust primarily for the benefit of Grantee or one or more of such persons, or a partnership all the partners of which are Grantee or one or more of such persons.

               (r) "Plan" has the meaning set forth in the introductory paragraph.

               (s) "Retirement" means a Termination of Employment for any reason other than Cause, death or Disability at or after attaining age 65.

               (t)  "Share  Withholding"  has  the  meaning  set  forth  in
          Section 11(a).

               (u)  "Stock" means the common stock of the Company.

               (v) "Subsidiary" means (i) with respect to incentive stock options, a corporation as defined in Section 424(f) of the Code with the Company being treated as the employer corporation for purposes of this definition, and (ii) for all other purposes any entity in which the Company directly or through intervening subsidiaries owns eighty percent (80%) or more of the total combined voting power or value of all classes of stock or, in the case of an unincorporated entity, an eighty percent (80%) or more interest in the capital and profits.

               (w)  "Taxable   Event"  has the meaning set forth in
          Section 11(a).

               (x)  "Tax Date"  has the meaning set forth in
          Section 11(b)(iii).

               (y)  "Tendered   Stock"   has the meaning specified in
          Section 13.

               (z) "10% Owner" means a person who owns stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company.

               (aa) "Termination of Employment" occurs the first day an individual is no longer employed by the Company or any of its Subsidiaries, including the individual's continued employment by an entity that ceases to be an Affiliate of the Company as determined by the Committee.

                (bb) "Voting Power" means the combined voting power of the then-outstanding securities of a corporation entitled to vote generally in the election of directors.

               3.   SCOPE OF THE PLAN.

               (a) An aggregate of 300,000 shares of Stock is hereby made available and is reserved for delivery on account of the exercise of Awards. Such shares may be treasury shares or newly issued shares, as may be determined from time to time by the Board or the Committee. In order to assure that no Award would result in the Company no longer being includable in a consolidated federal income tax return with Kansas City Southern Industries, Inc. ("KCSI"), any of the provisions herein to the contrary notwithstanding, no grant of Awards hereunder shall be made which, when added to all prior Awards, or which upon exercise of such prior Awards and such Award, would result in KCSI ceasing to own at least 80% of the Stock, or which would otherwise result in the Company and KCSI ceasing to be members of an affiliated group as defined in Section 1504(a) of the Code; and any such Award, commencing with the most recently granted Award, shall, to the extent it would have such result, be void and unenforceable.

               (b) If and to the extent (i) an Award shall expire or terminate for any reason without having been exercised in full or shall be forfeited, without, in either case, the Grantee having enjoyed any of the benefits of stock ownership, or (ii) Stock is used to pay the Option Price for Stock subject to an option, the shares of Stock associated with such Award or used to pay the Option Price shall become available under subsection (a) for other Awards.

               (c) The aggregate number of shares of Stock that may be represented by Awards made under this Plan to any single individual Grantee for any calendar year during which this Plan is in effect shall not exceed 100,000 shares of Stock.

               4.   ADMINISTRATION.

               (a) The Plan shall be administered by a committee ("Committee") which shall consist of one or more members, who shall be appointed by the Board, any of whom may be removed by the Board with or without cause, and in the absence of such appointment, the Board shall be the Committee. Membership on the Committee shall be subject to such other limitations as the Board deems appropriate.

               (b) The Committee shall have full and final authority, in its discretion, but subject to the express provisions of the Plan, as follows:

                    (i) to grant Awards, provided, however, that any Award representing more than 40,000 shares of Stock shall be valid and enforceable only if such Award has been authorized, approved or ratified (before or after the making of the Award) by the Compensation Committee of the KCSI Board of Directors;

                    (ii)   to determine (A) when  Awards may be granted and
               (B) to impose such additional restrictions or conditions on the exercise of an Award (including specifying vesting or performance requirements or other criteria) as the Committee may deem appropriate;

                    (iii)    to  interpret   the  Plan  and  to   make  all
               determinations necessary or advisable for the administration of the Plan;

                    (iv) to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules with respect to the exercisability and nonforfeitability of Awards upon the Termination of Employment of a Grantee;

                    (v) to determine the terms and provisions and any restrictions or conditions (including specifying any performance or other criteria as the Committee deems appropriate, and imposing restrictions in addition to the restrictions of Section 13 with respect to Stock acquired upon exercise of an option, which restrictions may continue beyond the Grantee's Termination of Employment) of the written agreements by which all Awards shall be evidenced ("Award Agreements") which need not be identical and, with the consent of the Grantee, to modify any such Award Agreement at any time;

                    (vi) to accelerate the exercisability of, and to accelerate or waive any or all of the restrictions and conditions applicable to, any Award, or any group of Awards for any reason; and

                    (vii) to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Awards as are not inconsistent with the Plan and as the Committee may, before or concurrently with the grant thereof, deem appropriate.

          The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made with respect to the Plan or any Award.

               5.   ELIGIBILITY.  Awards may be granted to any  employee of
          the Company or any of its Subsidiaries. In selecting the individuals to whom Awards may be granted, as well as in determining the number of shares of Stock subject to, and the other terms and conditions applicable to, each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan.

                6.   CONDITIONS TO GRANTS.

               (a)  GENERAL CONDITIONS.

                    (i) The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified by the Committee.

                    (ii) The term of each Award shall be such period as may be specified by the Committee in its sole discretion, in the Award Agreement; provided that the term shall under no circumstances extend more than 10 years after the Grant Date.

                    (iii) A Grantee may, if otherwise eligible, be granted additional Awards in any combination.

               (b) GRANT OF OPTIONS AND OPTION PRICE. No later than the Grant Date of any option, the Committee shall determine the Option Price of such option. The Option Price of an option shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date.

               (c) GRANT OF INCENTIVE STOCK OPTIONS. At the time of the grant of any option, the Committee may designate that such option shall be made subject to additional restrictions to permit it to qualify as an "incentive stock option" under the requirements of
          Section 422 of the Code. Any option designated as an incentive stock option:

                    (i) shall have an Option Price of (A) not less than 100% of the Fair Market Value of the Stock on the Grant Date or (B) in the case of a 10% Owner, not less than 110% of the Fair Market Value of the Stock on the Grant Date;

                    (ii) shall be for a period of not more than 10 years (five years, in the case of a 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

                    (iii) shall not have an aggregate Fair Market Value (determined for each incentive stock option at its Grant
               Date) of Stock with respect to which incentive stock options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee's employer or any parent or Subsidiary thereof ("Other Plans")), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the "$100,000 Limit");

                    (iv) shall, if the aggregate Fair Market Value of Stock (determined on the Grant Date) with respect to all incentive stock options previously granted under the Plan and any Other Plans ("Prior Grants") and any incentive stock options under such grant (the "Current Grant") which are exercisable for the first time during any calendar year would exceed the $100,000 Limit, be exercisable as follows:

                         (A) the portion of the Current Grant exercisable for the first time by the Grantee during any calendar year which would, when added to any portions of any Prior Grants first exercisable in such year, be exercisable for the first time by the Grantee during such calendar year with respect to Stock which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

                         (B) if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under subparagraph (A) during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an incentive stock option, but shall be exercisable as a separate option at such date or dates as are provided in the Current Grant;

                    (v) shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company;

                    (vi) shall require the Grantee to notify the Committee of any disposition of any Stock issued pursuant to the exercise of the incentive stock option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition; and

                    (vii) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee; provided, however, that the Grantee may, in any manner specified by the Committee, designate in writing a beneficiary who is a Permitted Transferee to exercise his incentive stock option after the Grantee's death.

          Notwithstanding the foregoing and Section 4(b)(v), the Committee may, without the consent of the Grantee, at any time before the exercise of an option (whether or not an incentive stock option), take any action necessary to prevent such option from being treated as an incentive stock option.

               7. NON-TRANSFERABILITY. Each Award granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution provided, however, that (i) a Grantee may in any manner specified by the Committee, designate in writing a beneficiary who is a Permitted Transferee to exercise his Award after the Grantee's death, and (ii) a Grantee may assign his Award to a Permitted Transferee.

               8. EXERCISE. Subject to Sections 4(b)(vi) and 13 and such terms and conditions as the Committee may impose, each option shall be exercisable in one or more installments commencing not earlier than the vesting date or dates specified in the Award (and in no event earlier than the Grant Date of such option).

               Each option shall be exercised by delivery to the Company at the principal place of business, to the attention of the Secretary, during normal business hours, of written notice of intent to purchase a specific number of shares of Stock subject to the option, together with a signed Restriction Agreement in form attached as Appendix II. The Option Price of any shares of Stock as to which an option shall be exercised shall be paid in full at the time of the exercise. Payment may, at the election of the Grantee, be made in any one or any combination of the following:

                    (i)  cash;

                    (ii) with the prior approval of the Committee, by tendering Stock valued at its Fair Market Value on the date of exercise; provided, however, that if such shares of Stock were acquired by the person exercising the Award from the Company or an Affiliate, the shares of Stock shall have been held for at least six months; or

                    (iii) with the prior approval of the Committee, and to the extent permitted by law, a note representing a loan in accordance with Section 9.

               9.   LOANS  AND GUARANTEES.    The  Committee  may,  in  its
          discretion:

               (a) allow an Optionee to defer payment to the Company of all or any portion of (i) the Option Price of an option and
          (ii) any taxes associated with a benefit hereunder which is not a cash benefit at the time such benefit is so taxable, or

               (b) cause the Company to guarantee a loan from a third party to the Optionee, in an amount equal to all or any portion of such Option Price and any related taxes.

                Any such  payment deferral by  the Company pursuant  to this
          Section 9 shall be represented by a full recourse negotiable note of the Optionee, bearing interest at a rate determined by the Committee not less than the applicable federal rate in effect at the time the deferral is allowed, as determined and published by the Secretary of the Treasury pursuant to Section 1274(d) of the Code, secured by a pledge of the Stock acquired by exercise of the option, and including such other terms and conditions not inconsistent with this Plan as the Committee may determine. An Optionee shall not be entitled to defer the payment of such Option Price or any related taxes unless the Optionee enters into a binding obligation to pay the deferred amount.

               10.  MANDATORY WITHHOLDING TAXES.

               (a) Whenever, under the Plan, shares of Stock are to be delivered upon exercise of an Award, the Company shall be entitled to require as a condition of delivery (i) that the Optionee remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto,
          (ii) the withholding of such sums from compensation otherwise due to the Optionee or from any shares of Stock due to the Optionee under the Plan or (iii) any combination of the foregoing.

               (b)  If   any   disqualifying   disposition   described   in
          Section 6(c)(vi) is made with respect to shares of Stock acquired under an incentive stock option granted pursuant to the Plan, then the person making such disqualifying disposition or election shall remit to the Company an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such sums from any payment whether of compensation or otherwise due to the Grantee or Optionee or from any shares of Stock due to the Grantee or Optionee under the Plan.

               11.  ELECTIVE SHARE WITHHOLDING.

               (a) Subject to Section 11(b), a Grantee may elect the withholding ("Share Withholding") by the Company of a portion of the shares of Stock otherwise deliverable to an Optionee upon the exercise of an Award (each a "Taxable Event") having a Fair Market Value equal to the minimum amount necessary to satisfy required federal, state, or local withholding tax liability attributable to the Taxable Event.

               (b) Each Share Withholding election by a Grantee shall be subject to the following restrictions:

                    (i) any Grantee's election shall be subject to the Committee's right to revoke such election of Share Withholding by such Grantee at any time before the Optionee exercises the Award;

                     (ii) the Grantee's election must be made on or before the date on which the Award is exercised; and

                    (iii)  the Grantee's election shall be irrevocable.

               12.  TERMINATION OF EMPLOYMENT.

               (a) FOR ANY REASON OTHER THAN CAUSE, RETIREMENT, DEATH OR DISABILITY. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee has a Termination of Employment for any reason other than for Cause, Retirement, death or Disability, then any unexercised option, to the extent exercisable immediately before the Grantee's Termination of Employment, may be exercised in whole or in part, not later than three months after such Termination of Employment (but only during the term of the option).

               (b) FOR CAUSE. If a Grantee has a Termination of Employment for Cause, any unexercised options shall terminate immediately upon the date of the Grantee's Termination of Employment.

               (c) FOR RETIREMENT, DEATH OR DISABILITY. Except as otherwise provided in the Award Agreement, if a Grantee has a Termination of Employment on account of the Grantee's Retirement, death or Disability, then any unexercised options may be exercised, in whole or in part, within 175 days after such Termination of Employment (but only during the term of the option) by the Grantee or, after his or her death, by (A) his or her personal representative or by the person to whom the option is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Section 6(c)(vii) or 7.

               13. RESTRICTIONS ON STOCK. All shares of Stock delivered on account of the exercise of Awards shall be subject to the restrictions set forth in Appendix III; moreover, in addition to the restrictions set out in Appendix III if Stock bearing other restrictions ("Tendered Stock") is used to pay the Option Price for Stock subject to an option, then the Committee may, but need not, specify that a number of shares of Stock acquired on exercise of the option equal to the number of shares of Tendered Stock shall, unless the Committee provides otherwise, be subject to the same restrictions as the Tendered Stock, determined as of the date of exercise of the option.

               14.  SECURITIES LAW MATTERS.

               (a) If the Committee deems necessary to comply with the Securities Act of 1933, the Committee may require a written investment intent representation by the Optionee and may require that a restrictive legend be affixed to certificates for shares of Stock.

                (b) If, based upon the opinion of counsel for the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any provision of (i) federal or state securities laws or (ii) the
          listing  requirements   of  any   national  securities   exchange
          applicable to the Company or any corporation of which the Company is an affiliate as determined under such laws or requirements,
          then   the    Committee   may   postpone   any   such   exercise,
          nonforfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

               15. FUNDING. Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of, benefits under the Plan.

               16. NO EMPLOYMENT RIGHTS. Neither the establishment of the Plan, nor the granting of any Award shall be construed to
          (a) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

               17. RIGHTS AS A STOCKHOLDER. A Grantee or Optionee shall not, by reason of any Award, have any right as a stockholder of the Company with respect to the shares of Stock which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him.

               18. NATURE OF PAYMENTS. Any and all grants or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

               19. SUBSTITUTION OF AWARDS. Upon or in anticipation of any recapitalization, merger, consolidation, reorganization, liquidation, dissolution or similar event (whether or not also described in Section 21) by reason of which the Company or the Shares cease to exist:

               (a)  if  (i) any person offers to issue awards ("Replacement
          Awards") in substitution of Awards under this Plan, (ii) in the determination of the Committee the economic value of the Replacement Awards is equivalent to the then-existing difference between the Option Price under an Award and the Fair Market Value of the Stock subject to the Award, and (iii) in the determination of the Committee the other terms and conditions of the Replacement Awards are as similar as practicable under the circumstances to the outstanding Awards under this Plan, then the Committee may determine that each outstanding Award shall be cancelled and replaced by the Replacement Award; or

               (b) the Committee may determine that any outstanding Award shall become immediately exercisable in full or in such part as determined by the Committee; or

               (c) the Committee may determine that any outstanding Award that remains outstanding as of the date of such event shall be cancelled and the Optionee paid in cash an amount equal to the excess of (i) the highest price per share (in cash or in other consideration valued at its fair market value) paid to any shareholder of the Company in connection with such event, over
          (ii) the Option Price, multiplied by the number of Shares subject to the option.

               20. NON-UNIFORM DETERMINATIONS. Neither the Committee's nor the Board's determinations under the Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment, under
          Section 12, of terminations of employment. Notwithstanding the foregoing, the Committee's interpretation of Plan provisions shall be uniform as to similarly situated Grantees or Optionees.

               21.  ADJUSTMENTS.    The  Committee  shall  make   equitable
          adjustment of:

               (a) the aggregate numbers of shares of Stock specified in Sections 3(a) and 3(c);

               (b)  the  number of  shares of  Stock  specified in  Section
          4(b)(i);

               (c)  the number of shares of Stock covered by an Award; and

               (d)  the Option Price

          to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, acquisition of property or shares, separation, asset spin off, reorganization, stock rights offering, liquidation or similar event, of or by the Company. Any such adjustment made by the Committee shall be final and binding upon the Grantee, any other Optionee, the Company and all other interested persons.

               22. AMENDMENT OF THE PLAN. The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company; provided, however, that no such amendment shall be applied to adversely affect any Award previously granted without the consent of the Grantee unless such amendment is required to comply with applicable law (including applicable tax and securities law requirements).

               23. REPURCHASE OF OPTIONS. In the event that KCSI or any other person enters into an agreement to sell Stock of the Company owned by it to any person (other than one or more Affiliates of the Company) who prior to that transaction did not directly or indirectly own more than 50% of the Stock of the Company and who after the transaction directly or indirectly will own more than 50% of the Stock of the Company, the Company at its election by written notice to any or all Optionees may repurchase any or all outstanding options at a price equal to the difference of the Fair Market Value of the Stock subject to the option minus the Option Price of such Stock. No option may be exercised after delivery of such notice; and payment of such price shall fully discharge and extinguish all obligations of the Company respecting such option.

               24. TERMINATION OF THE PLAN. The Plan shall terminate on the tenth (10th) anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any Award then outstanding under the Plan.

               25. NO ILLEGAL TRANSACTIONS. The Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Plan or any Award, Optionees shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Stock or pay any benefits to an Optionee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Optionee or the Company of any provision of any such law or regulation.

               26.  CONTROLLING  LAW.   The law of  the State  of Delaware,
          except  its  law  with  respect   to  choice  of  law,  shall  be
          controlling in all matters relating to the Plan.

               27. SEVERABILITY. If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

               Executed this 13th day of January, 1998.

                                        BERGER ASSOCIATES, INC.


                                        By: /s/Gerard M. Lavin, President
                                        ---------------------------------

                                      APPENDIX I
                                      ----------

                                  FAIR MARKET VALUE
                                  -----------------


               This Appendix I sets forth the definition of Fair Market Value that shall apply to shares of Stock delivered with respect to Awards ("Option Stock") under the Berger Associates, Inc. Stock Option Plan (the "Plan"). Terms used in this Appendix I that are defined in the Plan shall have the meanings ascribed to them in the Plan.

               1. GENERAL. The Fair Market Value of a share of Stock as of a specified date (the "determination date") shall equal 15 times the per share net after-tax earnings of the Company for the four complete fiscal quarters preceding the determination date. For this purpose, the Company's per share net earnings shall be determined by the Committee in its sole discretion in accordance with generally accepted accounting principles in effect for the applicable period applied on a consistent basis, (a) excluding
          (1) adjustments for discontinued operations, (2) the cumulative effect of changes in accounting principles, and (3) extraordinary items; (b) on a fully diluted basis using methods and assumptions which the Committee determines to be consistent with those used by Kansas City Southern Industries, Inc. ("KCSI"), and (c) based upon the net after-tax earnings of the Company for the four complete fiscal quarters preceding the determination date.

               2. CERTAIN TRANSACTIONS. Notwithstanding Section 1 above, in the event that Kansas City Southern Industries, Inc. ("KCSI"), or any other person enters into and consummates an agreement to sell Stock of the Company owned by it to any person who prior to that transaction did not directly or indirectly own more than 50% of the Stock of the Company and who after the transaction directly or indirectly will own more than 50% of the Stock of the Company, the Fair Market Value of a share of Stock as of the date of consummation shall be the fair market value per share realized or to be realized by such selling shareholder from such transaction.

                                     APPENDIX II
                                     -----------

                                RESTRICTION AGREEMENT
                                ---------------------

               In accordance with the terms of the Berger Associates, Inc. Stock Option Plan (the "Plan"), the undersigned Grantee or Optionee exercising an option under the Plan hereby agrees that the shares of Stock acquired by the exercise of the option under the Plan shall be subject to the Stock Restrictions set forth in Appendix III to the Plan, a copy of which is attached hereto.



                                        -----------------------------------
                                        Name (please print)


                                        -----------------------------------
                                        Signature


                                        -----------------------------------
                                        Date

                                     APPENDIX III
                                     ------------

                                  STOCK RESTRICTIONS
                                  ------------------

               This Appendix III sets forth restrictions that shall apply to shares of Stock delivered with respect to Awards ("Option Stock") under the Berger Associates, Inc. Stock Option Plan (the "Plan"), which shall apply until such date as a registration statement filed by the Company under the Securities Act of 1933 registering the Stock shall have become effective and a public market exists for the Stock through listing on a national securities exchange or being regularly quoted for trading on the over-the-counter market. Terms used in this Appendix III that are defined in the Plan shall have the meanings ascribed to them in the Plan.

               1.   COMPANY/KCSI RIGHT OF FIRST REFUSAL.
                    ------------------------------------

               (a) In the event any holder of Option Stock (a "Selling Stockholder") desires to sell, transfer, pledge, or otherwise dispose of any or all of the shares of Option Stock owned by such Selling Stockholder, the Selling Stockholder shall notify the Company in writing prior to any such sale, transfer, pledge or other disposition. The notice shall set forth the identity and mailing address of the prospective purchaser or other transferee ("Prospective Purchaser"), the quantity and description of the Option Stock proposed to be sold, the price per share to be received therefor, the terms for payment of such price per share, and the address of the Selling Stockholder to which the Company (or Kansas City Southern Industries, Inc. ("KCSI")) may send notices to such Selling Stockholder. Upon receipt of such notice the Company shall promptly send a copy thereof to KCSI.

               (b) The Company or, if KCSI desires to purchase the Option Stock, KCSI (the "Purchaser") shall thereupon be entitled, for a period of the longer of (i) 20 days after the date of receipt of such notice by the Company or (ii) seven months after the date the Selling Stockholder acquired the Option Stock, to purchase all (but not less than all) of the Option Stock that the Selling Stockholder proposes to transfer. The price per share for the purchase shall be the Fair Market Value per share and the terms of the purchase shall be immediate full payment in cash; except that if the Selling Stockholder's notice contains the price and terms of a bona fide offer, the price and terms of the purchase may, at the option of the Purchaser, be either (i) the Fair Market Value per share and immediate full payment in cash, or
          (ii) the price and terms of the bona fide offer. The Purchaser may exercise this right of first refusal by notice to the Selling Stockholder within the time prescribed by clause (i) or (ii) of the first sentence of this subsection as applicable, accompanied by a negotiable check (if at Fair Market Value) for the appropriate amount payable to the Selling Stockholder or payment pursuant to the price and terms of the bona fide offer.

               2.   COMPANY/KCSI CALL OPTION.
                    -------------------------

               (a) Either the Company or KCSI (a "Purchaser") may, at any time on or after the later of (i) a Grantee's Termination of Employment or (ii) six months after the date the Selling Stockholder acquired the Option Stock, purchase from any holder of any Option Stock acquired by or through the Grantee (a "Selling Stockholder") all, but not less than all, of such Option Stock. Except as otherwise provided in subsection (b), the price per share shall be the Fair Market Value per share and the terms of the purchase shall be immediate full payment in cash. The Purchaser may exercise this right of purchase by written notice to the Selling Stockholder accompanied (i) if the Grantee's Termination of Employment occurred by reason of Retirement, by notice of the Selling Stockholder's right to elect an installment sale under subsection (b), and (ii) in all other cases by a negotiable check for the appropriate amount payable to the Selling Stockholder.

               (b) Notwithstanding subsection (a), if the Grantee's Termination of Employment occurred by reason of Retirement, then the Selling Stockholder may irrevocably elect, by written notice to the Purchaser within 10 days after the notice given by the
          Purchaser under subsection (a), that in lieu of a sale and purchase under subsection (a), the sale and purchase be made in five annual installments, the first of which shall occur on the date elected by the Selling Stockholder not later than 10 days after the notice given by the Purchaser under subsection (a), and the remaining sales and purchases on each annual anniversary of that date. The number of Shares of Option Stock sold in each installment shall be all of the Shares of Option Stock then owned by the Selling Stockholder (including any Option Stock acquired at any time during the installment period) divided by the number of installments (including the current installment) remaining. The price per share of the purchase shall be the Fair Market Value per share at the time of each installment and the terms of the purchase shall be full payment in cash for such installment. A Selling Stockholder shall as to the first and each subsequent installment provide written notice to the Purchaser accompanied by a calculation of the number of shares of Option Stock to be sold in the installment, a certificate or certificates representing the Option Stock sold in the installment in accordance herewith duly endorsed for transfer, and containing the address of the Selling Stockholder to which the Purchaser may send the purchase price required hereunder. Within 5 days of the Purchaser's receipt of such certificates, the Purchaser shall send the Selling Stockholder a negotiable check for the appropriate amount payable to the Selling Stockholder.

               3. DELIVERY OF STOCK. Immediately upon the receipt of a negotiable check for the purchase price from a Purchaser pursuant to Section 1 or 2, the Selling Stockholder shall surrender to the Purchaser, by first class or certified mail addressed to the
          Company as aforesaid, the certificate or certificates representing the Option Stock sold in accordance herewith, duly endorsed for transfer. If the certificate or certificates surrendered by the Selling Stockholder represent a greater number of shares of Option Stock than have been so sold, the Company shall promptly issue to the Selling Stockholder a new certificate representing the shares of Option Stock not so sold.

               4. OBLIGATIONS ON A CHANGE OF CONTROL SALE. If (i) the holders of Stock representing a majority of the Stock on a fully diluted basis (collectively, "Control Sellers" and each, individually, a "Control Seller") approve a sale of the Company's outstanding Stock, or a merger or other business combination involving the Company, or a sale of all or substantially all of the Company's assets, and (ii) in the opinion of a nationally recognized investment bank selected by the Control Sellers substantially the fair value of the Company is being realized in such transaction (an "Approved Sale"), then each holder of Option Stock (a "Non-Control Seller") shall consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as a sale of Stock, each Non-Control Seller shall, if requested by the Control Sellers, sell (or otherwise transfer) the same proportion of his, her or its Stock as the proportion of the Stock being transferred by the Control Sellers which are being transferred by the Control Sellers in such transaction or related series of transactions, on the terms and conditions received by the Control Sellers. Each Non-Control Seller shall promptly take all actions reasonably necessary or reasonably desirable (in the judgment of the Control Sellers) in connection with the consummation of the Approved Sale. Without limiting the foregoing, (i) if the Approved Sale is structured as a merger, consolidation or similar transaction, each Non-Control Seller shall vote in favor of such transaction and waive any dissenters' rights, appraisal rights or similar rights in connection with such merger or consolidation, and (ii) if the Approved Sale is structured as a sale or exchange of Shares, each Non-Control Seller shall sell or exchange the Shares held by such Non-Control Seller on the terms and conditions approved by the Control Sellers. The Company or the Control Sellers shall notify the Non-Control Sellers in writing not less than ten days prior to the proposed consummation of an Approved Sale; PROVIDED that such Non-Control Seller agrees not to directly or indirectly (without the prior written consent of the Company), disclose to any other Person (other than to such Non-Control Seller's legal counsel in confidence, as otherwise necessary to protect such Non-Control Seller's rights under this Appendix III or as otherwise required by law) any information related to such potential sale of the Company.

               5. RESTRICTION ON TRANSFER. No Grantee, Optionee, or other holder of Option Stock may sell, transfer, pledge, or otherwise dispose of Option Stock except as permitted by this Appendix III; except that the restrictions of this Appendix III shall not apply to: (1) involuntary transfers of shares of Option Stock by operation of law or otherwise, (2) transfer by gift, or in exchange for a partnership interest, to a Permitted Transferee, provided the Permitted Transferee shall agree in writing to take such Option Stock subject to, and to be bound by, all the terms of the Plan including this Appendix III, (3) a pledge of Option Stock in connection with a loan to enable the Grantee to acquire Option Stock pursuant to Section 9 of the Plan, or (4) any sale of Option Stock to the Company or KCSI on any terms negotiated between the Selling Stockholder and the Purchaser, whether or not consistent with this Appendix III. The restrictions of this Appendix III shall continue to apply to Option Stock and the holder thereof following any transfer thereof, except that the restrictions shall not apply to Option Stock sold to the Company or KCSI. Any sale or transfer of Option Stock by any holder thereof in violation of the restrictions of this Appendix III shall be void. The restrictions of this Appendix III shall terminate on such date as a registration statement filed by the Company under the Securities Act of 1933 registering the Stock shall have become effective and a public market exists for the Stock through listing on a national securities exchange or being regularly quoted for trading on the over-the-counter market.

               6. LEGEND. All certificates representing shares of Option Stock or other Securities convertible or exchangeable for Option Stock which are held by any person shall bear the following legend, in addition to any other legend required by applicable law or otherwise:

               THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH RESTRICTIONS UNDER THE TERMS OF A STOCK OPTION PLAN AND A RESTRICTION AGREEMENT, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF BERGER ASSOCIATES, INC.

               7. FAILURE TO DELIVER SHARES. If a holder of Option Stock becomes obligated to sell any shares of Option Stock to the
          Company or KCSI pursuant to this Appendix III and fails to deliver such Option Stock in accordance with the terms of this Appendix III, the Company or KCSI, as the case may be, may, at its option, in addition to all other remedies it may have, send to such holder the Fair Market Value for such shares as is herein specified. Thereupon, the Company upon written notice to such holder (a) shall cancel on its books the certificate or certificates representing the Option Stock to be sold and
          (b) shall issue, in lieu thereof, in the name of the Company or KCSI, as the case may be, a new certificate or certificates representing such Option Shares, and thereupon all of such holder's rights in and to such Option Shares shall terminate.

               8.   MISCELLANEOUS.
                    -------------

                    (A) AMENDMENTS. This Appendix III may be amended by the Company at any time in accordance with Section 22 of the Plan, except that it may not be amended to impose greater restrictions on Option Stock received with respect to Awards previously awarded without the consent of the Grantee to whom the Option Stock was awarded.

                    (B) NOTICE. Any notice, certificate for Option Stock, or other document that this Appendix III requires or permits to be given or delivered to the Company shall be properly given if sent by United States mail, first class postage prepaid, properly addressed to the Company at:

               Berger Associates, Inc.
               210 University Boulevard
               Denver, Colorado  80206

               Attn:  Corporate Secretary

          or to such other address as the Company may specify, or delivered by hand to the office of the Secretary of the Company during normal business hours.

                    (C)  FURTHER  EXECUTION.    The  Company, Grantees  and
          Optionees shall execute any additional documents or instruments necessary to carry out the purposes of this Appendix III.

                    (D)  HEADINGS.   The  headings herein  are  solely  for
          convenience and shall not serve to modify or interpret the text of the Sections at the beginning of which they appear.

               Executed this ______ day of _________________, 1997.

                                   BERGER ASSOCIATES, INC.


                                   By: ____________________________________
                                        Gerard M. Lavin, President

                                      APPENDIX A

                              GRAPHIC AND IMAGE MATERIAL
                                          IN
                                   PROXY STATEMENT


               In accordance with Rule 304 of Regulation S-T, the following graphic and image material is included in the KCSI proxy statement.

          PHOTOGRAPHS OF EACH DIRECTOR

               The proxy statement includes photographs of each director. A photograph of a director is placed in the proxy statement next to the discussion of the director's principal occupations in the section entitled "PROPOSAL (1) - ELECTION OF FOUR DIRECTORS" and "THE BOARD OF DIRECTORS."

          STOCK PERFORMANCE GRAPH

               The proxy statement also includes two stock performance graphs, which are supplemented by tables showing the dollar value of the points on the graph. The tables are set forth in this electronic format document in the section entitled "STOCK PERFORMANCE GRAPH." Both the graphs and the tables will be included in the paper format definitive proxy mailed to KCSI's Stockholders. In accordance with a letter to EDGAR filers dated November 16, 1992 from Mauri L. Osheroff, Associate Director of Regulatory Policy of the Division of Corporate Finance, no further explanation of the graph is set forth in this appendix.

                                      APPENDIX B

                                   FORM OF PROXIES

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 114 West 11th Street
                           Kansas City, Missouri 64105-1804


                                    March 27, 1998


          Dear Stockholder:

               You are cordially invited to attend the Annual Meeting of Stockholders of Kansas City Southern Industries, Inc., at the Gem Theater, 1601 East 18th Street, Kansas City, Missouri, at 10:00 a.m., on Thursday, April 30, 1998. The purposes of this meeting are set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

               We urge you to read these proxy materials and the Annual Report, and to participate in the meeting either in person or by proxy. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN PROMPTLY THE ATTACHED PROXY CARD IN THE ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED.


                                        Sincerely,



                                        Landon H. Rowland
                                        Chairman  of  the  Board, President
                                        and Chief Executive Officer


                  PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
          (Date, sign and return promptly in the prepaid envelope enclosed)

                                     (TEAR HERE)

                     KANSAS CITY SOUTHERN INDUSTRIES, INC. PROXY


               This proxy confers discretionary authority as described and may be revoked in the manner described in the proxy statement dated March 27, 1998, receipt of which is hereby acknowledged.

          Signature  ____________________    Date  __________________, 1998


          Signature  ____________________    Date  __________________, 1998

               Please sign exactly as name(s) appear. All joint owners should sign. Executors, administrators, trustees, guardians, attorneys-in-fact, and officers of corporate stockholders should indicate the capacity in which they are signing. Please indicate whether you plan to attend the Annual Meeting:

               [  ]  WILL ATTEND             [  ]  WILL NOT ATTEND

                              (CONTINUED ON OTHER SIDE)



                    (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)


                                     (TEAR HERE)

                     KANSAS CITY SOUTHERN INDUSTRIES, INC. PROXY


               THIS  PROXY  IS   SOLICITED  BY  THE  BOARD   OF  DIRECTORS.
          Landon H. Rowland, James E. Barnes and Michael R. Haverty, or any one of them, are hereby authorized, with full power of substitution, to vote the shares of stock of Kansas City Southern Industries, Inc. entitled to vote for the stockholder(s) signing this proxy at the Annual Meeting of Stockholders to be held on April 30, 1998, or any adjournment thereof as specified herein and in their discretion on all other matters that are properly brought before the Annual Meeting. IF NO CHOICE IS SPECIFIED, SUCH PROXIES WILL VOTE "FOR" THE NOMINEES NAMED HEREON AND "FOR" PROPOSALS 2, 3 AND 4.

          1. Election of four directors: Nominees: A. Edward Allinson, Paul F. Balser, James R. Jones and Landon H. Rowland.

               [  ]  FOR all nominees EXCEPT THOSE INDICATED BELOW:


          _________________________________________________________________

               [  ]  WITHHOLD AUTHORITY to vote for all nominees.

               Unless authority to vote for any nominee is withheld, authority to vote cumulatively for such nominee will be deemed granted, and if other persons are nominated, this proxy may be voted for less than all the nominees named above, in the proxy holders' discretion, to elect the maximum number of management nominees.

          2.   Approval of the Berger Associates, Inc. Stock Option Plan.

               [  ]  FOR           [  ]  AGAINST  [  ]  ABSTAIN

          3.   Approval of a Performance-Based Incentive Compensation  Plan
               for   the  Chief   Executive   Officer   of  Janus   Capital
               Corporation.

               [  ]  FOR           [  ]  AGAINST  [  ]  ABSTAIN

          4. Ratification of the Board of Directors' selection of Price Waterhouse LLP as KCSI's independent accountants for 1998.

               [  ]  FOR           [  ]  AGAINST  [  ]  ABSTAIN

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 114 West 11th Street
                           Kansas City, Missouri 64105-1804


                                    March 27, 1998


          Dear KCSI ESOP Participant:

               Enclosed is your voting instruction card to UMB Bank, N.A. as Trustee for shares allocated to your account under the Employee Stock Ownership Plan (ESOP).

               Please do not deliver this card to the Company, as your vote is confidential. Your card should be returned directly to the Trustee, UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience.

               If you have questions about the allocation of these shares, you may call one of the following individuals for further information:

          KCS employee contact:         Jack Mock           816-983-1308
          JANUS employee contact:       Greg Fisher         303-336-4062


                                        Thank you,



                                        Richard P. Bruening
                                        Vice President,  General Counsel  &
                                        Corporate Secretary


                  PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
          (Date, sign and return promptly in the prepaid envelope enclosed)

                                     (Tear Here)

            CONFIDENTIAL VOTING INSTRUCTIONS TO UMB BANK, N.A. AS TRUSTEE
                   UNDER THE KANSAS CITY SOUTHERN INDUSTRIES, INC.
                            EMPLOYEE STOCK OWNERSHIP PLAN


              Signature  _______________________    Date _____________, 1998
                Please sign exactly as name appears.


                                      (Continued on other side)


                    (Continued, and to be signed on reverse side)


                                     (Tear Here)

          This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern Industries, Inc. held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on April 30, 1998, or any adjournment thereof as specified hereon and in their discretion on all other matters that are properly brought before the Annual Meeting.

          1. Election of four directors: Nominees: A. Edward Allinson, Paul F. Balser, James R. Jones and Landon H. Rowland

               [  ]  FOR all nominees except those indicated below:

               [  ]  WITHHOLD AUTHORITY to vote for all nominees.

          2.   Approval of the Berger Associates, Inc. Stock Option Plan.

               [  ]  FOR           [  ]  AGAINST  [  ]  ABSTAIN

          3.   Approval of a Performance-Based Incentive Compensation  Plan
               for   the   Chief  Executive   Officer   of   Janus  Capital
               Corporation.

               [  ]  FOR           [  ]  AGAINST  [  ]  ABSTAIN


          4. Ratification of the Board of Directors' selection of Price Waterhouse LLP as KCSI's independent accountants for 1998.

               [  ]  FOR           [  ]  AGAINST  [  ]  ABSTAIN


               If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 114 West 11th Street
                           Kansas City, Missouri 64105-1804


                                    March 27, 1998


          Dear DST ESOP Participant:

               Enclosed is your voting instruction card to UMB Bank, N.A. as Trustee for shares allocated to your account under the DST Systems, Inc. Employee Stock Ownership Plan (ESOP).

               Please do not deliver this card to the Company, as your vote is confidential. Your card should be returned directly to the Trustee, UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience.

               If you have questions about the allocation of these shares, you may call one of the following individuals for further information:

                         Becky Bremerkamp    816-435-8609 or
                         Tammy Vincent       816-435-8628 or
                                             800-438-2320


                                        Thank you,



                                        Richard P. Bruening
                                        Vice President,  General Counsel  &
                                        Corporate Secretary


                  PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
          (Date, sign and return promptly in the prepaid envelope enclosed)

                                     (Tear Here)

            CONFIDENTIAL VOTING INSTRUCTIONS TO UMB BANK, N.A. AS TRUSTEE
                             UNDER THE DST SYSTEMS, INC.
                            EMPLOYEE STOCK OWNERSHIP PLAN


           Signature  ____________________________  Date  ____________, 1998
                  Please sign exactly as name appears.


                                      (Continued on other side)


                    (Continued, and to be signed on reverse side)


                                     (Tear Here)

          This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern Industries, Inc. held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on April 30, 1998, or any adjournment thereof as specified hereon and in their discretion on all other matters that are properly brought before the Annual Meeting.

          1. Election of four directors: Nominees: A. Edward Allinson, Paul F. Balser, James R. Jones and Landon H. Rowland

               [  ]  FOR all nominees except those indicated below:

               [  ]  WITHHOLD AUTHORITY to vote for all nominees.

          2.   Approval of the Berger Associates, Inc. Stock Option Plan.

               [  ]  FOR           [  ]  AGAINST  [  ]  ABSTAIN

          3.   Approval of a Performance-Based Incentive Compensation  Plan
               for   the   Chief  Executive   Officer   of   Janus  Capital
               Corporation.

               [  ]  FOR           [  ]  AGAINST  [  ]  ABSTAIN


          4. Ratification of the Board of Directors' selection of Price Waterhouse LLP as KCSI's independent accountants for 1998.

               [  ]  FOR           [  ]  AGAINST  [  ]  ABSTAIN


               If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 114 West 11th Street
                           Kansas City, Missouri 64105-1804


                                    March 27, 1998


          Dear KCSI Profit Sharing Plan Participant With Rollover Account Containing KCSI Shares:

               Enclosed is your voting instruction card to UMB Bank, N.A., as Trustee for shares allocated to your profit sharing plan account as a rollover contribution.

               Please do not deliver this card to the Company, as your vote is confidential. Your card should be returned directly to the Trustee, UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience.



                                        Thank you,



                                        Richard P. Bruening
                                        Vice President,  General Counsel  &
                                        Corporate Secretary


                 PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
        (Date, sign and return promptly in the prepaid envelope enclosed.)

                                     (Tear Here)

                  CONFIDENTIAL VOTING INSTRUCTIONS TO UMB BANK, N.A.
             AS TRUSTEE UNDER THE KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 PROFIT SHARING PLAN



            Signature  ________________________    Date _______________, 1998
                Please sign exactly as name appears.


                                      (Continued on other side.)


                    (Continued, and to be signed on reverse side)


                                     (Tear Here)

          This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern Industries, Inc. held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on April 30, 1998, or any adjournment thereof as specified hereon and in their discretion on all other matters that are properly brought before the Annual Meeting.

          1. Election of four directors: Nominees: A. Edward Allinson, Paul F. Balser, James R. Jones and Landon H. Rowland

               [  ]  FOR all nominees except those indicated below:

               ____________________________________________________________


               [  ]  WITHHOLD AUTHORITY to vote for all nominees.

          2.   Approval of the Berger Associates, Inc. Stock Option Plan.

               [  ]  FOR           [  ]  AGAINST  [  ]  ABSTAIN

          3.   Approval of a Performance-Based  Incentive Compensation Plan
               for   the   Chief  Executive   Officer   of  Janus   Capital
               Corporation.

               [  ]  FOR           [  ]  AGAINST  [  ]  ABSTAIN

          4. Ratification of the Board of Directors' selection of Price Waterhouse LLP as KCSI's independent accountants for 1998.

               [  ]  FOR           [  ]  AGAINST  [  ]  ABSTAIN


               If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.